UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2006 - June 30, 2006

Item 1: Reports to Shareholders

S E M I A N N U A L R E V I E W
Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust www.roycefunds.com	AND R E P O R T T O S T O C K H O L D E R S 2006
TheRoyceFunds
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

Fund Name
Market Price
NAV
64 Royce Focus 10.29 10.30
65 Royce Micro Cap 14.54 14.32
66 Royce Value Trust 19.36 19.81
67 S&P 500 Covered Call Fund 16.45
68 S&P 500 GEARED Fund 19.02
Salomon Bros

For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Charles M. Royce, President

When we discuss specific security

selection criteria for many of The

Royce Funds, four qualities are

commonly listed: a strong balance

sheet, a history of earnings, high

internal rates of return and the

ability to generate free cash flow.

Each is a critical part of

determining both a company’s

current quality and the likelihood

that it will be able to maintain

that quality in the future. They

are also in many ways interrelated.

For example, previously we

discussed the importance of a low-

debt, asset-rich balance sheet in

helping to maintain or fuel

earnings, especially when a business

is experiencing earnings trouble.

Similarly, a company’s ability to

generate free cash flow is often

linked to its ability to sustain

positive earnings and to generate

high internal rates of return. We

think that it’s a positive sign

Continued on Page 4...

	PERFORMANCE TABLE

	AVERAGE ANNUAL NAV TOTAL RETURNS Through June 30, 2006

		Royce	Royce	Royce	Russell
		Value Trust	Micro-Cap Trust	Focus Trust	2000

	Second Quarter 2006*	-3.86%	-3.16%	-4.83%	-5.02%

	January - June 2006*	9.64	11.58	8.11	8.21

	One-Year	21.33	20.80	30.73	14.58

	Three-Year	21.33	22.60	27.21	18.70

	Five-Year	11.34	14.02	16.16	8.50

	10-Year	13.88	14.11	n/a	9.05

	15-Year	14.27	n/a	n/a	11.80

	Since Inception	12.85	14.36	14.28	—

	Inception Date	11/26/86	12/14/93	11/1/96**	—
	* Not annualized.
	** Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

The thoughts expressed in this Review and Report to Stockholders concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report to Stockholders will be included in any Royce-managed portfolio in the future.

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LETTER TO OUR STOCKHOLDERS

Value In Vogue?
After three full decades managing small-cap value portfolios, we thought that we had seen all of the various movements, fads and trends that periodically capture the imaginations (to say nothing of the wallets) of investors. It was always easy for us to be amused at such things. Being value investors, with that term’s inherent sense of caution and conservatism, we have always measured a comfortable distance between the work that we do and anything that smacks of trends in equity investing. With its emphasis on attributes such as patience and diligence, with its demands of long hours of detailed research, value seems by nature not simply unfashionable, but nearly impervious to the short-term mindsets that typically dominate the stock market equivalent of the runways of Paris, Milan and Manhattan. Even earlier in the current decade, when value, especially small-cap value, began scoring high returns and glowing press, it did not appear to capture the investment zeitgeist in quite the same way that large-cap or Technology investments had during the ’90s. This was more than all right with us. After all, we’re not exactly high-fashion material (there’s a reason we always look better in cartoon form), and we did not think that our approach was, either.
     Yet here we are just past the halfway mark of 2006, and in our view small-cap value investing is nearing the end of its stint as domestic investment’s hottest approach. How did our style become so stylish? Its success over the last several years occurred during a period in which few alternatives in the domestic equity universe could compete with its strong results. As measured by the Russell 2000, small-cap bested large-cap (as measured by the S&P 500) for the one-, three-, five-, 10- and 15-year periods ended 6/30/06. In turn, the Russell 2000 Value index outperformed the Russell 2000 for each of these periods as well as the 20- and

The market still awaits Next Year’s Model, but small-cap value’s unexpected turn on the runway should hardly result in obsolescence.

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when earnings and cash flows

are closely aligned.

Cash flow is usually defined as the

amount of net cash that a company

brings in that may be used for

various company purposes, such as

to build assets or pay dividends.

(Cash flow can also be negative, in

which case there are no funds with

which to further capitalize business

activities or make payouts to

shareholders.) For most businesses,

cash flow comes from three

activities—operations, investment

and financing.

Our preference in most cases is for a

company that generates the bulk of

its net cash flow from operations,

from the day-to-day activities of its

business. Cash flow from operations

is also significant because it may

likely affect the other two activities.

Although they are similar

in that they help us to understand

a company’s profitability, cash flow

differs from earnings (the profits a

company makes) because it

also takes into account certain non-

cash accounting items, most

importantly depreciation.

Continued on Page 6...

LETTER TO OUR STOCKHOLDERS

25-year periods ended 6/30/06. These terrific results led to the plainly dressed small-cap value approach attracting speculative dollars from short-term investors, money hungry for the Next Big Thing that probably originated from those whose only experience with smaller stocks would most likely have come on the growth side. It was not long ago that this activity would have been difficult, if not impossible, without considered investments in specific small-cap stocks or astute choices in small-cap value mutual funds. However, with the advent of investment vehicles such as ETFs (Exchange Traded Funds), moving quickly in and out of virtually any equity style index has become more convenient for investors of all tastes, temperaments and time frames.

     What becomes of investment approaches when they are no longer considered the most fashionable? We suspect that styles such as ours will manage just fine beyond the glare of the hot lights just as they did before they became trendy. Although the last few years have been wonderful, the rally has been top-heavy with an extended run for energy stocks (that may not be over) and shorter, less stellar bursts in other areas. This leaves ample room for potential growth in those places that have enjoyed only intermittent success or have been mostly left out. The market still awaits Next Year’s Model, but small-cap value’s unexpected turn on the runway should hardly result in obsolescence.

Is Large the New Small?
Our track record for large-scale stock market prognostication is checkered at best—we like to joke that we’ve called 10 of the last three corrections. Still, the case for emerging large-cap leadership remains compelling to us, even as it’s also important to re-assert our view that any leadership phase in the coming months is likely to be short-lived, whether for large-caps, as measured by the S&P 500, or small-caps, as measured by the Russell 2000. The 10-year period ended 12/31/05 offered an almost eerily symmetrical split between long-term periods first of large-cap, then of small-cap dominance. We do not expect anything resembling the previous 10 years in terms of the time span of asset-class leadership or the breadth in performance spreads. We continue to believe that the stock market will be characterized by frequent leadership rotation and low returns.

     After narrowly outperforming small-cap stocks in 2005, large-caps took their by-now-familiar position in the back seat to small-cap during the first half of 2006. The Russell 2000 was up 8.2% for the year-to-date period ended 6/30/06, versus a gain of 2.7% for the S&P 500 (and a loss of 1.5% for the still-struggling Nasdaq Composite). Small-cap’s advantage came primarily from its considerable outperformance in the bullish first quarter, when the Russell 2000 was up 13.9% versus a gain of 4.2% for the S&P 500. When stock prices began to correct in the second quarter, large-cap outperformed (-1.4% for the S&P 500 versus -5.0%

4 | THIS PAGE IS NOT PART OF THE 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

for the Russell 2000). The pattern of small-cap leading in brief up-market phases then ceding leadership to large-cap during equally brief downturns dates back to 2003.

     The down-market resilience of large-cap stocks seems to us to be the central story of the recent decline. Our earlier contention, made in our 2005 Annual Review and Report, was that large-cap would lose less during declines, which has been the case so far in 2006. We also surmised that small-cap would have an edge in any subsequent rally, which held true in the first quarter. Yet we are no longer convinced that small-cap will lead in every subsequent bullish phase. An underreported element in the downturn was the tightening of liquidity on a worldwide level. The combination of better near-term down market results for large-cap stocks and the widespread liquidity crunch is likely to draw investors in the short run to cash, bonds and what they perceive to be stable, high-quality equities. In other words, the unfashionable nature of large-cap stocks may be exactly what helps to make them fashionable again.

Value—Always in Style?
Of course, no style has been more fashionable in the current decade than small-cap value. However much we may think of our work as an all-weather strategy—a fashion perennial more akin to a navy blazer or black cocktail dress than the latest creations adorning the windows of boutiques on Rodeo Drive—there’s no denying the recent attraction of small-cap value for investors burdened with what we would describe as the investment equivalent of short attention spans. And its long run in the current decade has indeed been wildly impressive. The Russell 2000 Value index outpaced its small-cap growth counterpart, as measured by the Russell 2000 Growth index, for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/06. One notable aspect of small-cap value’s remarkable run in the current decade has been its absolute and relative strength during the most recent long-term

We do not expect anything resembling the previous 10 years in terms of the time span of asset-class leadership or the breadth in performance spreads. We continue to believe that the stock market will be characterized by frequent leadership rotation and low returns.

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LETTER TO OUR STOCKHOLDERS

A company’s statement of cash

flows is crucial, because it

provides a record of how the firm

has handled cash inflows and

outflows over a given quarterly or

annual period.

It also helps to reconcile

information found on the balance

sheet (which shows a firm’s assets

and liabilities) and the income

statement (which shows all revenue,

costs, expenses and earnings).

While the balance sheet can be

used to determine the increase or

decrease in assets and the

income statement shows the

profits that have made an impact

on that growth (or lack thereof),

the statement of cash flows gives

us an idea of how that growth

was financed. It tells the story of

where the money came from and

where it went.

This is especially relevant for

capital-intensive businesses such as

industrial companies that maintain

physical plants and own stores of

equipment that will eventually

need upgrading or replacing.

Continued on Page 8...

up-market period. From the small-cap market trough on 10/9/02 through 6/30/06, the Russell 2000 Value index gained 140.1% versus 123.1% for the Russell 2000 Growth index. Small-cap value’s recent short-term returns were also strong. For the year-to-date period ended 6/30/06, the small-cap value index was up 10.4% versus 6.1% for the small-cap growth index. Although it trailed growth in the first quarter (+13.5% versus +14.4%), it moved ahead in the second, -2.7% versus -7.3%.

     Investors can thus be forgiven if they’re a little anxious about small-cap value’s ongoing prospects. Our admittedly biased view is that small-cap value should be all right, even if its days of doing star turns on the most chic runways may be drawing to a close. Although returns for the approach seldom reached the same levels, its performance in the current decade is analogous to some degree to what large-cap stocks were during the mid-to-late ’90s–a fashionable area where people were putting money almost to the exclusion of the rest of the stock market. Now that the attention seems to be waning, we are finally beginning to see valuations come back to what we regard as more sensible levels throughout the small-cap world, although the number of bargains as of this writing is still not as plentiful as we would like.

Royce on the Runway
While the first six months of 2006 were terrific for the Russell 2000 (and the Russell 2000 Value index), results were slightly more mixed for our three closed-end offerings. All three Funds posted strong net asset value (NAV) results on an absolute basis, but Royce Focus Trust narrowly trailed the Russell 2000 on that basis. However, this was only a small blemish, especially in the wider context of longer-term returns for periods ended 6/30/06. Over market cycle and other long-term time periods, each Fund posted impressive absolute and relative returns on both an NAV and market price basis. These are the time spans that matter most to us in evaluating performance.

      Both in our portfolios and the small-cap world as a whole, energy stocks enjoyed a strong first half, as did many Industrial Products and Services companies. However, these were not the only three areas in which Fund performance was strong in the first half. Technology companies also made a sizeable positive contribution to performance. In fact, net

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losses on a dollar basis were hard to find at the sector level, an impressive, albeit short-term, accomplishment during a volatile six months for equities.

From the Catwalk to the Coal Mine?
Some investors may be concerned that small-cap’s run has been of such long duration that the asset class is poised for a long period of desultory performance, with the recent downturn a harbinger of things to come. We respectfully disagree. The recent decline has been fairly benign as corrections go and hardly catastrophic for small-cap as a whole. In the coming months, we think that micro-cap stocks will be the area to watch most closely as a potential indicator of small-cap movement. They are generally more volatile to begin with, and having enjoyed strong performance over the last few years, they are especially vulnerable to nervous investors looking for safety. For the more fatalistic among us, they are the canary in the small-cap coal mine in that any major decline for our asset class would probably begin with them. However, we’re more confident about the prospects for the entire small-cap area. We do not believe that the recent down-market period marks the beginning of a severe and/or long-term bear market for any asset class, including micro-caps. What we have been seeing lately seems to us less serious and more in line with what has happened historically following successful, speculative periods. The really interesting element in the downturn has been that several typically non-correlated asset categories–small-cap stocks, natural resources stocks and commodities, real estate and emerging markets–were coming off strong long-term performances and then began to correct at more or less the same time in the spring of this year. It’s been an odd confluence of declining performance that we believe has been making the downward move look more severe than it really is.

     We define a correction as a decline of 15% or more from a previous small-cap peak. It remains too early to tell whether the current decline will reach this level (as of this writing it has not). However, like any previous decline, it has presented us with some discrete purchase opportunities, even as it has caused pain for investors. Although a market that steadily climbed year after year would make investors sleep more soundly, it is volatility that helps to create the pricing inefficiencies that attract value investors like ourselves. As any market sell-off worsens, quality companies are often lumped together with weaker ones, as short-term investors rush for the exits. This leaves many worthwhile companies trading for less than our estimate of their intrinsic value, piled among the rubble of companies walloped by the correction. The current decline has begun to create such situations, though not yet in large numbers. At least in the short run, further erosion in stock prices would not be the worst thing that could happen to small-cap stocks.

Although returns for the approach seldom reached the same stratospheric levels, small-caps performance in the current decade is analogous to some degree to what large-cap stocks were during the mid-to-late ’90s–a fashionable area where people were putting money almost to the exclusion of the rest of the stock market.

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LETTER TO OUR STOCKHOLDERS

Without positive cash flow, these

businesses are likely to have trouble

keeping up with more profitable,

cash-laden competitors. In such

businesses, we like to see cash

flows that are greater than earnings

because it means that the company’s

depreciation expenses are healthy.

In high-returning businesses, we

prefer that cash flows be reinvested

at high returns.

In all cases, regardless of the type

of business, we want to see cash

flows used intelligently. To our way

of thinking, this means reinvesting

in the business or paying dividends

to shareholders. As with most

things, we think about the longterm

picture when it comes to cash

flow. We may be willing to buy a

firm in a negative cash flow

moment if we think the firm is

capable of righting itself. However,

cash flow problems should be

temporary as few factors signal

quality more definitively than

stable, growing cash flows.

Five Years of Fashion
Most small-cap market cycles have been much shorter than the current cycle’s nearly six-year time span, with the average length of the eight completed cycles in the history of the Russell 2000 being 3.3 years. The shortest was little more than one-and-a-quarter years (2/8/80-6/15/81), while the longest lasted approximately six-and-a-half years (10/9/89-5/22/96). If the current cycle were to end soon, it would be the second longest on record. This is one of the reasons why we evaluate Fund performance on an absolute basis over long-term periods, such as five years, in addition to full market cycles. Examining five-year periods is especially useful because they typically include all of or most of a full market cycle, sometimes two. In addition, examining rolling five-year results gives a better picture of long-term market trends, and can also provide insight into what we might expect as the market moves forward.

     There have been 269 monthly trailing five-year return periods since the Russell 2000’s inception on 12/31/78. From inception through 6/30/06, the index’s five-year return was less than zero in only 3% of these periods. The index provided positive single-digit returns more than 40% of the time and double-digit returns 56% of the time. Over the entire period, the average of all of the 269 five-year average annual total return periods was 11.6%. In the case of small-cap value, the results are even stronger. The Russell 2000 Value index did not have any negative five-year return periods since its inception and produced positive single-digit returns in 17% of the periods. In an impressive 83% of the periods, the value index produced double-digit five-year average annual total returns, averaging 14.5% for all of the 269 return periods. (Please see the following page for more details.)

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     The foregoing is in large part why we believe that small-caps continually offer the potential to produce above-average returns over long-term time horizons, and why we regard them as a necessary component in any asset allocation plan. Fashions come and go, but we believe that approaches such as ours, those that patiently strive to build wealth over the long haul, have what it takes to remain successful no matter what happens to be in (or out) of style elsewhere in the investment world.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2006

The Russell 2000 Value index did not have any negative five-year return periods since its inception and produced positive single-digit returns in 17% of the periods. In an impressive 83% of the periods, the value index produced double-digit five-year average annual total returns, averaging 14.5% for all of the 269 return periods.

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ONLINE UPDATE

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2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 11

ROYCE VALUE TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/06
Manager’s Discussion

The first-half results for Royce Value Trust’s (RVT) diversified portfolio of small- and micro-cap stocks fully reflected the schizoid nature of the first six months of 2006. For the year-to-date period ended 6/30/06, the Fund was up 9.6% on a net asset value (NAV) basis and 0.7% on a market price basis versus an 8.2% return for the Russell 2000 and a 7.7% result for the S&P 600. On an NAV basis, RVT stayed ahead of both of its small-cap benchmarks, although its market price return trailed by a substantial margin. Much of the Fund’s market price lag can be attributed to its relative lack of participation in the dynamic rally that characterized the first quarter, in which RVT’s market price return was 6.1%. During the same period, the Russell 2000 was up 13.9% and the S&P 600 gained 12.8%, while RVT gained 14.0% on an NAV basis. When stock prices fell in the second quarter, RVT lost 3.9% on an NAV basis and 5.1% on a market price basis. The Russell 2000 declined 5.0% and the S&P 600 lost 4.6% in the second quarter.
     The Fund’s solid first-half NAV return contributed to its strong absolute and relative results over market-cycle and other long-term periods. From the small-cap market peak on 3/9/00 through 6/30/06, RVT gained 112.3% versus 29.5% for the Russell 2000 and 77.8% for the S&P 600. During the more bullish phase from the small-cap market trough on 10/9/02 through 6/30/06, the Fund was up 141.8% compared to a gain of 131.8% for the Russell 2000 and 128.0% for the S&P 600. On an NAV basis, RVT also held a performance advantage over each of its benchmarks for the one-, three-, five-, 10-, 15-year and since inception (11/26/86) periods ended 6/30/06. The Fund outperformed the Russell 2000 on a market price basis for each of these periods except the one year interval and bested the S&P 600 for all but the one-and three-year periods. RVT’s average annual NAV total return since inception was 12.9%.
     Each of the Fund’s equity sectors posted positive net gains during the first half. On a dollar basis, the leading sectors were Industrial Products, Industrial Services and Natural Resources. Within Industrial Products, more than 40% of the sector’s dollar-based gains came from holdings in the machinery industry, including the portfolio’s top gainer–and top-ten position–Lincoln Electric Holdings, a security that we have owned in RVT’s portfolio since 1998. What has attracted us over the years to this welding and cutting products maker were its strong balance sheet, history of positive earnings and ability to generate positive cash flow from operating activities. Its cyclical industrial business was one that attracted quality-seeking value investors like ourselves. We were pleasantly surprised by its impressive first half, as the worldwide demand for its products continued to grow at a torrid pace. The firm announced record revenues in February for both the fiscal year and fourth quarter ended 12/31/05. Record revenues were also reported in April for the fiscal first quarter of 2006. In between, the company was added to the S&P 400 MidCap index.
     We have owned shares of another Industrial Products business, Kimball International, since 1989. The firm, whose low debt and consistent dividend helped maintain our attraction, makes

Second Quarter 2006*			-3.86%

Jan - June 2006*			9.64

One-Year			21.33

Three-Year			21.33

Five-Year			11.34

10-Year			13.88

15-Year			14.27

Since Inception (11/26/86)			12.85
* Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2005	8.4%	1996	15.5%

2004	21.4	1995	21.1

2003	40.8	1994	0.1

2002	-15.6	1993	17.3

2001	15.2	1992	19.3

2000	16.6	1991	38.4

1999	11.7	1990	-13.8
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

1998	3.3	1989	18.3

1997	27.5	1988	22.7

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

AllianceBernstein Holding L.P.			1.9%

Ritchie Bros. Auctioneers			1.5

Lincoln Electric Holdings			1.3

Sotheby’s			1.1

SEACOR Holdings			1.1

Plexus Corporation			1.0

Ash Grove Cement Company Cl. B			0.9

Forward Air			0.9

Newport Corporation			0.9

Brady Corporation Cl. A			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			21.6%

Industrial Products			18.0

Industrial Services			14.1

Natural Resources			9.8

Financial Intermediaries			8.9

Health			7.4

Financial Services			7.4

Consumer Services			5.7

Consumer Products			4.6

Utilities			0.2

Diversified Investment Companies			0.1

Miscellaneous			1.6

Bond & Preferred Stocks			0.3

Cash and Cash Equivalents			20.2

12 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

Performance and Portfolio Review

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06
wood furniture and cabinets, as well as electronic assembly products. Better-than-expected fiscal third-quarter earnings and new opportunities for its electronics division seemed to attract more investors. Unlike many stocks in the first half, Kimball’s price climbed relatively late, not really taking off until May. Oregon Steel Mills specializes in steel plate and pipe products. A resurgent steel industry and recent earnings increases helped its stock price to climb and prompted us to trim our position in the first quarter. Outside of the Industrial Products sector, the Fund had success with two top-ten holdings. The price of fine art, antique and collectibles auction house Sotheby’s rose on news of higher profits in its fiscal fourth quarter. Steady, better-than-
		PORTFOLIO DIAGNOSTICS
Lincoln Electric Holdings	$4,900,103
		Average Market Capitalization		$1,055 million
Kimball International Cl. B	3,971,411
		Weighted Average P/E Ratio		20.7x
Sotheby’s	3,828,228
		Weighted Average P/B Ratio		2.2x
Plexus Corporation	3,735,779
		Weighted Average Yield		0.8%
Ritchie Bros. Auctioneers	3,392,672
		Fund Net Assets		$1,108 million
expected earnings, as well as a promising outlook, seemed to create excitement for the shares of industrial equipment auctioneer Ritchie Bros. Auctioneers.
MAXIMUS provides consulting, as well as systems and operations management, to federal, state and local government agencies and privatesector clients. Its price plummeted amidst a now-settled lawsuit, a large contract problem and some		Turnover Rate		8%

management decisions that left investors scratching their heads as they were selling its shares. We held a position at the end of June, hopeful that the firm was capable of righting itself. We also held a small position in PXRE Group. Its share price collapsed in the wake of fiscal fourth-quarter losses resulting from the damage wrought by Hurricanes Katrina, Rita and Wilma.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06		Net Leverage†		0%

MAXIMUS	$1,731,766	Symbol
		Market Price		RVT
PXRE Group	1,538,931	NAV		XRVTX
		† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, applicable to Common Stockholders.
HealthSouth Corporation	1,230,400

Foundry Networks	1,176,210
		CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/06 at NAV or Liquidation Value
Fleetwood Enterprises	1,126,983
		55.9 million shares of Common Stock			$1,108 million

		5.90% Cumulative Preferred Stock			$220 million

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RVT (NAV)	21.3%	14.1	1.51

		S&P 600	20.5	13.7	1.50

		Russell 2000	18.7	14.6	1.28
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.
[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions as indicated and fully participated in primary subscriptions of the Fund’s rights offerings.

[2] Reflects the actual market price of one share as it traded on the NYSE.

2006 SEMIANNUAL REPORT TO STOCKHOLDERS  |  13

ROYCE MICRO-CAP TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/06
Manager’s Discussion

During the first half of 2006, the diversified portfolio of Royce Micro-Cap Trust (RMT) posted solid results on both an absolute and relative basis. For the year-to-date period ended 6/30/06, RMT gained 11.6% on a net asset value (NAV) basis and 4.5% on a market price basis versus a return of 8.2% for the Russell 2000, the Fund’s small-cap benchmark. In the bullish opening quarter, RMT’s portfolio fully participated in the dynamic up market with a gain of 15.2% versus the Russell 2000’s return of 13.9%, while on a market price basis the Fund lagged, gaining 7.0%. Even better news was the Fund’s stronger relative down-market showing in the second quarter, a more bearish time span that saw stock prices fall. From April through the end of June, RMT was down 3.2% on an NAV basis and 2.3% on a market price basis, both results ahead of the Russell 2000’s 5.0% decline. For the even shorter-term downturn from the most recent small-cap market high on 5/5/06 through 6/30/06, the Fund was down 6.1% on an NAV basis and 5.4% on a market price basis, both results again better then the small-cap index’s return of -7.1%. Although short-term performance periods are typically not of great interest or concern, we were pleased with RMT’s near-term down market results considering the volatility and vulnerability of the micro-cap asset class.
     We were also pleased with the Fund’s NAV full market cycle and other long-term results on both an absolute and relative basis. These are the periods that we believe matter most in any evaluation of the portfolio’s merits. From the small-cap market peak on 3/9/00 through 6/30/06, RMT gained 125.2% on an NAV basis (+174.3% on a market price basis) versus 29.5% for the Russell 2000. Arguably even more impressive was the Fund’s gain during the more bullish phase that ran from the small-cap market trough on 10/9/02 through 6/30/06, a period in which RMT was up 160.7% on an NAV basis (+191.5% on a market price basis) compared to the Russell 2000’s gain of 131.8%. The Fund also outperformed its benchmark for the one-, three-, five, 10-year and since inception (12/14/93) periods on both an NAV and market price basis. RMT’s average annual NAV total return since inception was 14.4%.
     All but one of the Fund’s equity sectors posted net gains during the first half, and losses at the individual company level were relatively small. Multi-business holding company BB Holdings spun off a subsidiary that trades in the U.S., but the prospect of its own domestic de-listing sent investors fleeing; its stock continues to trade overseas. Small pharmaceuticals companies have endured tough times recently, even conservatively capitalized businesses such as Momenta Pharmaceuticals. The firm experienced net losses as it waited for new drugs to be approved, which led many investors to go cold turkey on its stock. After selling some shares in March, we repurchased the stock in April. At the end of June, we held a position in American Bank Note Holographics, a firm that produces holograms for currency, credit card identification and document security. Its shares dropped 60% in March on news that a major credit card company

Second Quarter 2006*			-3.16%

Jan - June 2006*			11.58

One-Year			20.80

Three-Year			22.60

Five-Year			14.02

10-Year			14.11

Since Inception (12/14/93)			14.36
* Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2005	6.8%	1999	12.7%

2004	18.7	1998	-4.1

2003	55.6	1997	27.1

2002	-13.8	1996	16.6

2001	23.4	1995	22.9

2000	10.9	1994	5.0

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

ASA Bermuda			1.5%

Universal Truckload Services			1.4

Transaction Systems Architects Cl. A			1.3

Seneca Foods			1.2

PAREXEL International			1.1

Pason Systems			1.0

First Acceptance			0.9

Forrester Research			0.9

MVC Capital			0.9

Weyco Group			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			22.5%

Industrial Products			14.6

Health			14.4

Industrial Services			13.1

Natural Resources			8.8

Financial Intermediaries			8.4

Consumer Services			6.4

Consumer Products			5.0

Financial Services			2.0

Diversified Investment Companies			2.1

Miscellaneous			4.0

Preferred Stock			0.5

Cash and Cash Equivalents			16.9

14 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

Performance and Portfolio Review

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06
would no longer be using the firm’s security stripe.
   Industrial Products made the largest positive dollar-based contribution to performance. Insteel Industries manufactures concrete reinforcing metal products. The firm reported highly improved earnings for the fiscal first quarter of 2006, as well as strong operating cash flow results, developments that helped its stock price to soar earlier in the year. Insteel then announced even stronger fiscal second-quarter results, but also said that it was giving up its well-regarded industrial-wire business and closing the plant where these operations took place, which led to a 19% decline in its stock price. The announcement of a two-for-one stock split in May helped its share price to recover a bit. We reduced our position
			PORTFOLIO DIAGNOSTICS
Volt Information Sciences	$1,744,138
			Average Market Capitalization		$273 million
Dril-Quip	1,702,095
			Weighted Average P/E Ratio		17.9x*
Universal Truckload Services	1,493,254
			Weighted Average P/B Ratio		2.9x
Insteel Industries	1,492,665
			Weighted Average Yield		0.7%
Transactions Systems Architects Cl. A	1,433,301
			Fund Net Assets		$321 million
between February and early April, then began to repurchase shares later that month.
     Elsewhere in the portfolio, the share price of staffing, computer system and telephone services business Volt Information Sciences climbed on news of better-than-expected fiscal second quarter earnings in June, when we began to reduce our position. During March and April, we sold a little more than half our shares of Dril-Quip, which manufactures offshore drilling

			Turnover Rate		16%

		and production equipment. Strong results for fiscal 2005 and the fiscal first quarter of 2006 helped its stock price to rise. Top-ten holding Universal Truckload Services saw its increased revenues and steady earnings drive increasing numbers of investors towards its stock. We trimmed our stake in February, but otherwise saw solid prospects for growth.	Net Leverage†		2%
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol
BB Holdings	$1,161,864		Market Price		RMT
			NAV		XOTX
American Bank Note Holographics	692,692
* Excludes 17% of portfolio holdings with zero or negative earnings as of 6/30/06.
† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, applicable to Common Stockholders.

Momenta Pharmaceuticals	594,939

Herley Industries	583,094		CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/06 at NAV or Liquidation Value

Stein Mart	498,815		22.4 million shares of Common Stock			$321 million

			6.00% Cumulative Preferred Stock			$60 million

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RMT (NAV)	22.6%	14.2	1.59

			Russell 2000	18.1	14.6	1.28
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.
[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception
($7.50 IPO), reinvested distributions as indicated and fully participated in the primary subscription of the 1994 rights offering.

[2] Reflects the actual market price of one share as it traded on the Nasdaq and, beginning on 12/1/03, on the NYSE.

2006 SEMIANNUAL REPORT TO STOCKHOLDERS  |  15

ROYCE FOCUS TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/06
Manager’s Discussion

We were pleased with the first-half results for Royce Focus Trust (FUND) on an absolute basis, even if the Fund’s net asset value (NAV) returns came up short by a hair’s breadth on a relative basis. For the year-to-date period ended 6/30/06, FUND gained 8.1% on an NAV basis and 10.6% on a market price basis versus a return of 8.2% for its small-cap benchmark, the Russell 2000. In hindsight, the Fund’s NAV results in the year’s first six months went as we would expect—a solid up-market turn and better relative down-market performance. During the bullish first quarter, the Fund was up 13.6% on an NAV basis and 18.4% on a market price basis, compared to a 13.9% gain for the Russell 2000. The second quarter saw stock prices decline, and the Fund lost 4.8% on an NAV basis (-6.5% on a market price basis), while the Russell 2000 declined 5.0%.
     These historically characteristic performances helped FUND to post strong absolute and superior relative results over market-cycle and other long-term performance periods. From the most recent small-cap market peak on 3/9/00 through 6/30/06, the Fund gained 179.3% on an NAV basis (+233.4% on a market price basis) versus 29.5% for the Russell 2000. In the mostly up-market phase from the small-cap market trough on 10/9/02 through 6/30/06, FUND’s NAV return was 193.6% (+210.9% on a market price basis) versus a gain of 131.8% for its small-cap benchmark. On both an NAV and market price basis, FUND outperformed the Russell 2000 for the one-, three-, five-year and since inception of Royce’s management (11/1/96) periods ended 6/30/06. The Fund’s average annual NAV total return since inception was 14.3%.
     Each of the Fund’s sectors posted net gains during the first half, led on a dollar basis by its three largest, Industrial Products, Natural Resources and Technology. Net losses at the individual company level were relatively minor, however disappointing. Orchid Cellmark has a dominant position in DNA testing, a promising niche business that we liked a great deal. However, it struggled with losses and meeting new regulations and the resulting accounting difficulties left us uncertain about the firm’s future prospects. Multi-business holding company BB Holdings spun off a subsidiary that trades in the U.S., but the prospect of its own domestic de-listing sent investors fleeing; its stock continues to trade overseas.
     Within Industrial Products, several holdings posted impressive net gains. We have owned shares of welding and cutting products maker Lincoln Electric Holdings since shortly after we assumed management of FUND’s portfolio, drawn to its strong business, low-debt balance sheet, history of earnings and steady dividend. The firm’s business has recently undergone explosive growth, reporting record sales for the fiscal year and fiscal fourth quarter of 2005, as well as the first fiscal quarter of 2006. It was a top-ten holding at the end of June. In the metal fabrication and distribution industry, we enjoyed success with Metal Management, in which we took some gains during April and May, as well as Reliance Steel & Aluminum, Canadian steel producer and

Second Quarter 2006*			-4.83%

Jan - June 2006*			8.11

One-Year			30.73

Three-Year			27.21

Five-Year			16.16

Since Inception (11/1/96)†			14.28
* Not annualized.
† Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RFT	Year	RFT

2005	13.3%	2000	20.9%

2004	29.2	1999	8.7

2003	54.3	1998	-6.8

2002	-12.5	1997	20.5

2001	10.0

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

TOP 10 POSITIONS* % of Net Assets Applicable to Common Stockholders

New Zealand Government 6.00% Bond			3.9%

Athena Neurosciences Finance 7.25% Bond			3.9

IPSCO			3.7

Canadian Government 3.00% Bond			3.5

Endo Pharmaceuticals Holdings			3.2

Lincoln Electric Holdings			3.1

Thor Industries			2.8

Simpson Manufacturing			2.8

Reliance Steel & Aluminum			2.7

Tesco Corporation			2.7
* Does not include U.S. Government securities.

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Industrial Products			23.8%

Natural Resources			22.9

Technology			8.0

Consumer Products			6.1

Health			5.9

Consumer Services			4.4

Industrial Services			3.6

Financial Intermediaries			3.4

Financial Services			3.1

Bonds			11.4

Treasuries, Cash and Cash Equivalents			23.7

16 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

Performance and Portfolio Review

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/06
fabricator IPSCO, Schnitzer Steel Industries and Harris Steel Group. The once-thriving steel industry underwent a long period of consolidation and reorganization earlier in the decade after falling on tough times. It seems to us that neither the positive effects of these efforts nor the steady worldwide demand for steel products have yet been fully grasped by investors, which in turn allowed us to find what we thought were attractively valued, conservatively capitalized firms.
     In the Natural Resources sector, holdings in the precious metals and mining industry posted significant net gains on a dollar basis. We began to establish positions in certain precious metals companies between 2002 and 2005 as the industry struggled to rebound. Throughout this period, we
			PORTFOLIO DIAGNOSTICS
Lincoln Electric Holdings	$1,724,250
			Average Market Capitalization		$1,675 million
Glamis Gold	1,299,161
			Weighted Average P/E Ratio		13.3x
Meridian Gold	1,231,308
			Weighted Average P/B Ratio		2.1x
Metal Management	1,185,559
			Weighted Average Yield		1.4%
Lowrance Electronics	1,120,055
			Fund Net Assets		$154 million
remained patient, in part because of our belief that the close-to-20-year bear market for precious metals prices was likely to end, but mostly because we thought that the individual company qualities we held in such high regard would eventually be recognized by other investors. At times, we took advantage of further stock price declines by building positions. Commodity and stock prices finally began to recover during 2005. By the end of last year, the industry’s rebound was well under way, and the first half of 2006

			Turnover Rate		17%

		saw further recovery. We reduced our stake in Glamis Gold during the first half and trimmed our position in Meridian Gold.	Net Leverage*		0%
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/06
			Symbol
BB Holdings	$760,536		Market Price		FUND
			NAV		XFUNX
Orchid Cellmark	721,500		* Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

Trican Well Service	559,191

Nu Skin Enterprises Cl. A	546,000		CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/06 at NAV or Liquidation Value

International Coal Group	453,678		14.9 million shares of Common Stock			$154 million

			6.00% Cumulative Preferred Stock			$25 million

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			FUND (NAV)	27.2%	15.1	1.80

			Russell 2000	18.7	14.6	1.28
			* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.
[1] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
[2] Reflects the cumulative total return of a continuous common stockholder who reinvested all distributions as indicated and fully participated in the primary subscription of the 2005 rights offering.
[3] Reflects the actual market price of one share as it traded on the Nasdaq.

2006 SEMIANNUAL REPORT TO STOCKHOLDERS  |  17

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price*	Shares	Value**	Value**

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Year-to-date distribution total $0.84		19.114	329

6/30/06		$21,922		7,738	$153,290	$149,808

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Year-to-date distribution total $0.63		13.725	145

6/30/06		$8,900		3,270	$46,826	$47,546

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Year-to-date distribution total $0.24		9.897	53

6/30/06		$7,044		2,226	$22,928	$22,906

*	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**	Other than for initial purchase and June 30, 2006, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

18 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
 The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
 If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
 The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2006.

How do the Plans work for registered stockholders?
 Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
 You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

2006 SEMIANNUAL REPORT TO STOCKHOLDERS  |  19

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 99.4%			Restaurants and Lodgings - 1.0%
			Applebee’s International	63,000	$1,210,860
Consumer Products – 4.6%			Benihana Cl. A a	6,600	179,124
Apparel and Shoes - 1.9%			CEC Entertainment [a,c]	121,400	3,899,368
Kenneth Cole Productions Cl. A	35,000	$781,550	IHOP Corporation	93,400	4,490,672
Columbia Sportswear Company [a,c]	34,600	1,565,996	Ryan’s Restaurant Group [a,c]	7,200	85,752
Jones Apparel Group	81,500	2,590,885	Steak n Shake Company (The) [a]	92,600	1,401,964
K-Swiss Cl. A	105,000	2,803,500
Oakley	94,900	1,599,065			11,267,740
Polo Ralph Lauren Cl. A	58,200	3,195,180
Tandy Brands Accessories	16,900	175,084	Retail Stores - 2.0%
Timberland Company Cl. A a	60,000	1,566,000	Big Lots [a]	255,300	4,360,524
Weyco Group	307,992	7,151,574	CarMax [a,c]	84,000	2,978,640
			Children’s Place Retail Stores [a,c]	13,670	820,883
		21,428,834	Claire’s Stores	189,800	4,841,798
			Cost Plus [a,c]	80,500	1,180,130
Collectibles - 0.1%			Fred’s Cl. A	50,000	667,500
Enesco Group [a,c]	174,800	92,644	Gander Mountain Company [a,c]	53,300	308,074
			Hot Topic [a,c]	44,100	507,591
Food/Beverage/Tobacco - 0.2%			Krispy Kreme Doughnuts [a,c]	85,000	691,900
Hain Celestial Group [a,c]	37,800	973,728	99 Cents Only Stores [a,c]	95,000	993,700
Hershey Creamery Company	709	1,418,000	Stein Mart	142,800	2,113,440
			Urban Outfitters [a,c]	27,000	472,230
		2,391,728	West Marine [a]	131,100	1,767,228
			Wet Seal (The) Cl. A a	162,000	790,560
Home Furnishing and Appliances - 0.3%
Aaron Rents	4,500	120,960			22,494,198
Ethan Allen Interiors	35,800	1,308,490
†Jacuzzi Brands [a,c]	145,000	1,276,000	Other Consumer Services - 2.4%
La-Z-Boy [c]	68,200	954,800	Corinthian Colleges [a,c]	106,500	1,529,340
			ITT Educational Services [a]	106,000	6,975,860
		3,660,250	Laureate Education [a,c]	75,000	3,197,250
			MoneyGram International	74,900	2,542,855
Publishing - 0.3%			Sotheby’s a, c	485,200	12,736,500
Scholastic Corporation [a,c]	130,000	3,376,100
					26,981,805
Sports and Recreation - 0.4%
Coachmen Industries	47,700	569,538	Total (Cost $44,547,555)		63,100,488
Monaco Coach	161,050	2,045,335
Nautilus	2,000	31,420	Diversified Investment Companies – 0.1%
Thor Industries	26,100	1,264,545	Closed-End Mutual Funds - 0.1%
			Central Fund of Canada Cl. A	111,500	958,900
		3,910,838
			Total (Cost $589,526)		958,900
Other Consumer Products - 1.4%
Blyth	14,700	271,362	Financial Intermediaries – 8.9%
Burnham Holdings Cl. B	36,000	693,000	Banking - 3.2%
Fossil [a,c]	82,800	1,491,228	BOK Financial	129,327	6,423,672
Lazare Kaplan International [a]	103,600	854,700	Bank of NT Butterfield	62,500	3,562,500
Leapfrog Enterprises [a,c]	175,000	1,767,500	CFS Bancorp	260,000	3,858,400
Matthews International Cl. A	166,000	5,722,020	Cadence Financial	30,300	674,781
RC2 Corporation [a]	132,600	5,126,316	Commercial National Financial	44,900	865,223
			Exchange National Bancshares	50,400	1,491,840
		15,926,126	Farmers & Merchants Bank of Long Beach	1,266	7,311,150
			Heritage Financial	12,915	340,181
Total (Cost $32,213,286)		50,786,520	HopFed Bancorp	25,000	410,500
			Jefferson Bancshares	25,000	322,500
Consumer Services – 5.7%			Mechanics Bank	200	3,900,000
Direct Marketing - 0.1%			NetBank	70,000	464,100
FTD Group [a,c]	55,000	742,500	Old Point Financial	20,000	587,400
			Partners Trust Financial Group	100,000	1,141,000
Leisure and Entertainment - 0.1%			Sun Bancorp [a,c]	44,100	716,184
Gemstar-TV Guide International [a,c]	201,100	707,872	Tompkins Trustco	17,545	754,435
Shuffle Master [a,c]	15,000	491,700	Whitney Holding	40,500	1,432,485
Steiner Leisure [a,c]	2,100	83,013	Wilber Corporation	31,700	332,850

		1,282,585

Media and Broadcasting - 0.1%
Cox Radio Cl. A a	23,000	331,660

20 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			National Financial Partners	22,000	$974,820
Banking (continued)			U.S.I. Holdings [a,c]	40,000	536,400
Wilmington Trust	31,000	$1,307,580
Yadkin Valley Financial	3,800	53,808			13,184,667

		35,950,589	Investment Management - 3.8%
			ADDENDA Capital	81,000	1,861,193
Insurance - 3.6%			AllianceBernstein Holding L.P.	353,100	21,588,534
Alleghany Corporation [a]	11,097	3,066,767	BKF Capital Group [a]	7,500	46,875
Aspen Insurance Holdings	64,000	1,490,560	Eaton Vance	140,400	3,504,384
Commerce Group	89,000	2,629,060	Federated Investors Cl. B	121,900	3,839,850
Erie Indemnity Company Cl. A	139,900	7,274,800	GAMCO Investors Cl. A	158,600	5,830,136
IPC Holdings	27,000	665,820	Nuveen Investments Cl. A	138,600	5,966,730
Leucadia National	86,442	2,523,242
Markel Corporation [a,c]	4,200	1,457,400			42,637,702
Montpelier Re Holdings	66,000	1,141,140
NYMAGIC	85,200	2,475,060	Other Financial Services - 0.5%
Navigators Group [a]	83,200	3,645,824	†AmeriCredit Corporation [a,c]	18,870	526,850
Ohio Casualty	107,000	3,181,110	CharterMac	59,600	1,115,116
ProAssurance Corporation [a,c]	38,070	1,834,213	Credit Acceptance [a]	50,000	1,357,000
PXRE Group [a]	166,551	619,570	Municipal Mortgage & Equity	40,300	1,094,548
RLI	99,724	4,804,702	Van der Moolen Holding ADR	21,362	154,874
21st Century Insurance Group	62,000	892,800	World Acceptance [a,c]	21,700	770,784
Wesco Financial	4,750	1,809,750
					5,019,172
		39,511,818
			Total (Cost $55,307,350)		81,673,633
Real Estate Investment Trusts - 0.4%
Gladstone Commercial	34,700	650,972	Health – 7.4%
Government Properties Trust	50,000	474,500	Commercial Services - 1.2%
Opteum Cl. A	347,500	3,134,450	First Consulting Group [a]	560,900	4,958,356
			PAREXEL International [a,c]	313,700	9,050,245
		4,259,922
					14,008,601
Securities Brokers - 0.8%
Dundee Wealth Management	50,000	485,980	Drugs and Biotech - 1.8%
First Albany Companies [a]	350,100	1,575,450	Affymetrix [a]	10,000	256,000
Investment Technology Group [a,c]	30,400	1,546,144	Antigenics [a,c]	99,300	210,516
Knight Capital Group Cl. A a, c	229,700	3,498,331	Cerus Corporation [a,c]	21,700	154,721
optionsXpress Holdings	53,000	1,235,430	Connetics Corporation [a,c]	14,300	168,168
			DUSA Pharmaceuticals [a]	79,700	450,305
		8,341,335	Endo Pharmaceuticals Holdings [a]	229,800	7,578,804
			Gene Logic [a,c]	365,000	492,750
Other Financial Intermediaries - 0.9%			Hi-Tech Pharmacal [a,c]	1,650	27,340
International Securities Exchange Cl. A	75,000	2,855,250	Hollis-Eden Pharmaceuticals [a,c]	44,000	210,760
MCG Capital	138,000	2,194,200	Human Genome Sciences [a,c]	90,000	963,000
MVC Capital	353,900	4,756,416	K-V Pharmaceutical Company Cl. A a, c	51,500	960,990
MarketAxess Holdings [a]	67,000	737,670	†Martek Biosciences [a,c]	12,500	361,875
			Medicines Company (The) [a,c]	20,000	391,000
		10,543,536	Millennium Pharmaceuticals [a,c]	100,000	997,000
			Myriad Genetics [a,c]	50,000	1,262,500
Total (Cost $67,981,553)		98,607,200	Perrigo Company	186,750	3,006,675
			QLT [a,c]	114,070	807,616
Financial Services – 7.4%			SFBC International [a,c]	10,000	151,600
Information and Processing - 1.9%			Telik [a]	33,000	544,500
eFunds Corporation [a,c]	126,875	2,797,594	VIVUS [a]	163,300	628,705
FactSet Research Systems	35,350	1,672,055
Global Payments	137,000	6,651,350			19,624,825
Interactive Data [a]	134,300	2,698,087
PRG-Schultz International [a,c]	247,000	111,150	Health Services - 1.8%
SEI Investments Company	141,200	6,901,856	Albany Molecular Research [a]	85,000	907,800
			Covance [a,c]	52,700	3,226,294
		20,832,092	Cross Country Healthcare [a,c]	30,000	545,700
			Eclipsys Corporation [a,c]	20,000	363,200
Insurance Brokers - 1.2%			Gentiva Health Services [a]	30,150	483,304
Crawford & Company Cl. A	289,200	1,911,612	HMS Holdings [a]	50,000	536,000
Crawford & Company Cl. B	162,300	1,165,314
Gallagher (Arthur J.) & Company	111,200	2,817,808
Hilb Rogal & Hobbs Company	155,050	5,778,713

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 21

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Intermagnetics General [a,c]	6,525	$176,044
Health Services (continued)			PerkinElmer	135,000	2,821,500
†HealthSouth Corporation [a,c]	1,000,000	$3,830,000	Powell Industries [a,c]	92,400	2,211,132
Lincare Holdings [a,c]	52,562	1,988,946	II-VI a	13,500	247,050
MedQuist [a,c]	73,893	886,716	Woodhead Industries	45,400	868,956
National Home Health Care	20,000	195,000
On Assignment [a]	425,400	3,909,426			15,064,829
Paramount Acquisition (Units) [a]	280,000	1,904,000
Quovadx [a]	3,000	7,740	Machinery - 6.0%
†Res-Care [a,c]	65,460	1,309,200	Baldor Electric	62,900	1,968,141
			Coherent [a,c]	243,500	8,213,255
		20,093,326	Exco Technologies	91,000	285,317
			Federal Signal	58,600	887,204
Medical Products and Devices - 2.3%			Franklin Electric	84,200	4,348,088
Allied Healthcare Products [a]	197,700	1,146,660	Graco	96,825	4,452,013
Arrow International	195,728	6,433,579	Hardinge	278,893	4,308,897
ArthroCare Corporation [a,c]	10,000	420,100	IDEX Corporation	36,000	1,699,200
Bruker BioSciences [a]	370,200	1,984,272	Intermec [a,c]	3,000	68,820
CONMED Corporation [a,c]	81,500	1,687,050	Lincoln Electric Holdings	228,680	14,326,802
IDEXX Laboratories [a,c]	79,000	5,935,270	Nordson Corporation	172,200	8,468,796
Invacare Corporation	103,100	2,565,128	PAXAR Corporation [a,c]	267,500	5,502,475
Novoste Corporation [a]	16,625	44,056	Rofin-Sinar Technologies [a]	128,000	7,356,160
STERIS Corporation	98,600	2,253,996	†Williams Controls [a]	37,500	450,000
Young Innovations	62,550	2,203,636	Woodward Governor Company	154,800	4,722,948
Zoll Medical [a,c]	20,200	661,752
					67,058,116
		25,335,499
			Metal Fabrication and Distribution - 2.5%
Personal Care - 0.3%			Commercial Metals Company	36,600	940,620
Helen of Troy [a,c]	81,600	1,501,440	CompX International Cl. A	292,300	5,232,170
Nutraceutical International [a]	22,800	349,524	Gerdau Ameristeel	61,100	613,444
USANA Health Sciences [a,c]	38,900	1,474,310	Harris Steel Group	100,000	2,530,682
			IPSCO	14,500	1,387,505
		3,325,274	Kaydon Corporation	208,700	7,786,597
			NN	127,100	1,569,685
Total (Cost $59,740,646)		82,387,525	Novamerican Steel [a]	10,800	437,076
			Oregon Steel Mills [a]	107,100	5,425,686
Industrial Products – 18.0%			Reliance Steel & Aluminum	12,960	1,075,032
Automotive - 0.6%			Schnitzer Steel Industries Cl. A	34,000	1,206,320
IMPCO Technologies [a]	45,000	480,150
LKQ Corporation [a,c]	256,000	4,864,000			28,204,817
Quantam Fuel Systems Technologies
Worldwide [a,c]	15,500	52,700	Paper and Packaging - 0.1%
Superior Industries International	52,000	951,080	Peak International [a,c]	408,400	1,266,040

		6,347,930	Specialty Chemicals and Materials - 1.9%
			Aceto Corporation	78,410	542,597
Building Systems and Components - 1.1%			Bairnco Corporation	43,000	504,390
Decker Manufacturing	6,022	219,803	Balchem Corporation	11,250	253,125
Preformed Line Products Company	91,600	3,471,640	CFC International [a]	74,200	1,219,848
Simpson Manufacturing	250,800	9,041,340	Cabot Corporation	102,300	3,531,396
			Hawkins	206,878	2,897,326
		12,732,783	Lydall [a,c]	35,500	327,310
			MacDermid	264,131	7,606,973
Construction Materials - 1.8%			Schulman (A.)	143,100	3,275,559
Ash Grove Cement Company Cl. B	50,518	10,002,564	Sensient Technologies	22,000	460,020
ElkCorp	2,000	55,540
Florida Rock Industries	85,175	4,230,642			20,618,544
Heywood Williams Group [a]	958,837	1,533,716
Synalloy Corporation [a,b]	345,000	4,443,600	Textiles - 0.1%
			Unifi [a,c]	165,100	478,790
		20,266,062
			Other Industrial Products - 2.5%
Industrial Components - 1.4%			Brady Corporation Cl. A	248,800	9,165,792
Barnes Group	4,000	79,800	Diebold	85,000	3,452,700
Bel Fuse Cl. A	2,000	54,300	Distributed Energy Systems [a]	32,000	165,440
C & D Technologies [c]	345,700	2,599,664	Kimball International Cl. B	437,380	8,620,760
CLARCOR	83,500	2,487,465	Maxwell Technologies [a]	21,500	422,045
Donaldson Company	92,800	3,143,136	Myers Industries	30,499	524,278
GrafTech International [a]	64,790	375,782

22 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Strategic Distribution [a]	115,000	$1,610,000
Other Industrial Products (continued)
Peerless Manufacturing [a,b]	158,600	$3,798,470			23,895,532
Solar Integrated Technologies [a]	75,000	126,901
†Waters Corporation [a,c]	25,990	1,153,956	Printing - 0.1%
			Bowne & Co.	68,100	973,830
		27,430,342
			Transportation and Logistics - 4.6%
Total (Cost $105,829,978)		199,468,253	Alexander & Baldwin	60,000	2,656,200
			Arkansas Best	1,200	60,252
Industrial Services – 14.1%			Atlas Air Worldwide Holdings [a,c]	17,000	833,680
Advertising and Publishing - 0.6%			C. H. Robinson Worldwide	80,000	4,264,000
Interpublic Group of Companies [a,c]	510,000	4,258,500	Continental Airlines Cl. B a, c	100,000	2,980,000
Lamar Advertising Company Cl. A a, c	24,000	1,292,640	EGL [a,c]	123,125	6,180,875
MDC Partners Cl. A a	60,000	491,400	Forward Air	234,750	9,561,367
ValueClick [a,c]	45,000	690,750	Frozen Food Express Industries [a,c]	286,635	3,158,718
			Grupo Aeroportuario del Sureste ADR	36,900	1,239,471
		6,733,290	Hub Group Cl. A a	174,400	4,278,032
			Landstar System	11,200	528,976
Commercial Services - 4.5%			Patriot Transportation Holding [a]	96,300	8,356,914
ABM Industries	134,800	2,305,080	Railpower Technologies [a]	67,000	144,047
Allied Waste Industries [a]	188,800	2,144,768	UTI Worldwide	105,000	2,649,150
Anacomp Cl. A a	26,000	269,100	Universal Truckload Services [a]	115,100	3,928,363
BB Holdings [a]	194,900	738,839
Bennett Environmental [a]	20,900	59,774			50,820,045
Central Parking	18,300	292,800
Convergys Corporation [a]	121,000	2,359,500	Other Industrial Services - 0.5%
Copart [a,c]	158,100	3,882,936	Landauer	117,900	5,647,410
First Advantage Cl. A a, c	5,000	116,300
Global Imaging Systems [a,c]	50,000	2,064,000	Total (Cost $85,506,325)		155,665,543
Hewitt Associates Cl. A a, c	164,620	3,700,658
Iron Mountain [a,c]	156,175	5,837,821	Natural Resources – 9.8%
Learning Tree International [a,c]	53,400	468,318	Energy Services - 3.4%
MPS Group [a]	564,600	8,502,876	Atwood Oceanics [a,c]	29,400	1,458,240
Manpower	105,800	6,834,680	Carbo Ceramics	148,400	7,290,892
New Horizons Worldwide [a]	228,600	160,020	Core Laboratories [a]	10,000	610,400
RHJ International [a]	157,500	3,340,048	Environmental Power [a,c]	326,000	2,135,300
RemedyTemp Cl. A a	160,700	2,730,293	Global Industries [a,c]	54,500	910,150
Renaissance Learning	15,000	203,250	Hanover Compressor Company [a,c]	260,000	4,882,800
Rollins	130,500	2,563,020	Helmerich & Payne	40,300	2,428,478
Spherion Corporation [a,c]	53,000	483,360	Input/Output [a]	544,100	5,141,745
TRC Companies [a]	3,600	37,908	TETRA Technologies [a,c]	68,000	2,059,720
Viad Corporation	9,025	282,482	Universal Compression Holdings [a,c]	105,000	6,611,850
Wright Express [a,c]	30,000	862,200	Willbros Group [a,c]	207,600	3,931,944

		50,240,031			37,461,519

Engineering and Construction - 1.1%			Oil and Gas - 3.0%
Dycom Industries [a]	47,700	1,015,533	Bill Barrett [a,c]	50,000	1,480,500
Fleetwood Enterprises [a]	234,300	1,766,622	†Carrizo Oil & Gas [a,c]	41,700	1,305,627
Insituform Technologies Cl. A a, c	174,300	3,989,727	Cimarex Energy	193,990	8,341,570
Washington Group International [a]	100,000	5,334,000	†FX Energy [a,c]	20,000	92,400
			Falcon Oil & Gas [a]	360,000	1,238,377
		12,105,882	†Hornbeck Offshore Services [a,c]	33,000	1,172,160
			Particle Drilling Technologies [a,c]	61,500	216,480
Food and Tobacco Processors - 0.5%			Penn Virginia	16,440	1,148,827
American Italian Pasta Company Cl. A a	10,000	85,600	Pioneer Drilling Company [a,c]	1,800	27,792
MGP Ingredients	127,400	2,958,228	Remington Oil & Gas [a]	78,500	3,451,645
Performance Food Group [a,c]	10,000	303,800	SEACOR Holdings [a,c]	153,500	12,602,350
Seneca Foods Cl. A a	69,600	1,598,712	†Storm Cat Energy [a,c]	330,800	744,300
Seneca Foods Cl. B a	13,251	303,183	W &T Offshore	25,000	972,250

		5,249,523			32,794,278

Industrial Distribution - 2.2%			Precious Metals and Mining - 2.7%
Central Steel & Wire	7,662	4,827,060	Agnico-Eagle Mines	34,000	1,124,720
MSC Industrial Direct Company Cl. A	20,000	951,400	Bema Gold [a,c]	248,000	1,244,960
Ritchie Bros. Auctioneers	310,400	16,507,072	Cambior [a]	311,000	836,590
			Constellation Copper [a]	186,900	425,267

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 23

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Power-One [a,c]	10,000	$66,000
Precious Metals and Mining (continued)			REMEC [a]	143,387	157,726
Entree Gold [a]	90,000	$86,400	Radiant Systems [a,c]	32,500	343,525
Etruscan Resources [a]	675,900	2,028,366	Richardson Electronics	237,700	1,747,095
Gammon Lake Resources [a]	188,300	2,596,657	SafeNet [a,c]	36,240	642,173
Glamis Gold [a]	212,480	8,044,493	Symbol Technologies	99,389	1,072,407
Golden Star Resources [a]	135,000	399,600	TTM Technologies [a,c]	221,400	3,203,658
Hecla Mining Company [a,c]	598,000	3,139,500	Technitrol	311,200	7,204,280
IAMGOLD Corporation	170,000	1,513,000	Tektronix	159,680	4,697,786
Ivanhoe Mines [a,c]	140,000	954,800	UQM Technologies [a,c]	50,000	145,000
Meridian Gold [a,c]	111,000	3,516,480	Vishay Intertechnology [a,c]	186,000	2,925,780
Miramar Mining [a,c]	245,000	906,500	Zebra Technologies Cl. A a	76,525	2,614,094
Pan American Silver [a,c]	41,000	737,590
QGX [a]	30,000	53,211			77,070,317
Randgold Resources ADR [a]	53,000	1,113,000
Stillwater Mining Company [a,c]	10,780	136,690	Distribution - 1.6%
Yamana Gold [a,c]	80,000	789,600	Agilysys	165,125	2,972,250
			Anixter International [a]	61,795	2,932,791
		29,647,424	Benchmark Electronics [a,c]	208,200	5,021,784
			Solectron Corporation [a]	1,170,100	4,001,742
Real Estate - 0.6%			Tech Data [a,c]	86,500	3,313,815
Alico	27,000	1,487,970
Consolidated-Tomoka Land	13,564	747,919			18,242,382
The St. Joe Company	53,100	2,471,274
Trammell Crow Company [a,c]	46,500	1,635,405	Internet Software and Services - 1.5%
			Arbinet-thexchange [a,c]	87,200	489,192
		6,342,568	CMGI [a,c]	1,305,000	1,579,050
			CNET Networks [a,c]	155,400	1,240,092
Other Natural Resources - 0.1%			CryptoLogic	137,000	3,318,140
PICO Holdings [a]	55,200	1,780,200	CyberSource Corporation [a,c]	10,000	117,000
			EarthLink [a,c]	55,200	478,032
Total (Cost $57,119,311)		108,025,989	eResearch Technology [a,c]	121,000	1,101,100
			Internap Network Services [a]	1,448,900	1,521,345
Technology – 21.6%			Internet Security Systems [a,c]	40,000	754,000
Aerospace and Defense - 0.6%			†j2 Global Communications [a,c]	43,420	1,355,572
Allied Defense Group (The) [a]	45,700	1,004,943	Lionbridge Technologies [a]	37,500	207,375
Armor Holdings [a,c]	11,410	625,610	RSA Security [a]	14,000	380,660
Astronics Corporation [a]	52,400	701,112	RealNetworks [a,c]	245,400	2,625,780
Axsys Technologies [a]	10,000	150,700	S1 Corporation [a]	20,000	96,000
Ducommun [a]	117,200	2,170,544	SupportSoft [a]	220,000	866,800
Hexcel Corporation [a]	47,500	746,225
Integral Systems	49,800	1,336,134			16,130,138

		6,735,268	IT Services - 3.8%
			answerthink [a]	655,000	2,639,650
Components and Systems - 7.0%			BearingPoint [a,c]	788,800	6,602,256
Adaptec [a,c]	167,000	724,780	Black Box	47,000	1,801,510
American Power Conversion	151,200	2,946,888	CACI International Cl. A a, c	10,000	583,300
Analogic Corporation	40,135	1,870,692	CIBER [a,c]	10,000	65,900
Belden CDT	57,800	1,910,290	Cogent Communications Group [a,c]	226,900	2,126,053
Checkpoint Systems [a]	56,060	1,245,092	Computer Task Group [a]	101,100	505,500
Dionex Corporation [a]	81,000	4,427,460	Covansys Corporation [a,c]	238,900	3,002,973
Electronics for Imaging [a,c]	25,000	522,000	DiamondCluster International [a]	80,400	636,768
Energy Conversion Devices [a,c]	105,500	3,843,365	Forrester Research [a]	40,300	1,127,594
Excel Technology [a]	168,500	5,041,520	Gartner [a]	126,000	1,789,200
Hutchinson Technology [a,c]	47,500	1,027,425	Keane [a]	468,000	5,850,000
Imation Corporation	15,700	644,485	MAXIMUS	127,900	2,960,885
InFocus Corporation [a]	228,100	652,366	Perot Systems Cl. A a, c	165,100	2,390,648
KEMET Corporation [a]	95,600	881,432	Sapient Corporation [a,c]	806,602	4,274,991
Kronos [a,c]	38,775	1,404,043	Syntel	152,679	3,123,812
Methode Electronics	50,000	525,500	TriZetto Group (The) [a,c]	215,200	3,182,808
Metrologic Instruments [a,c]	15,000	225,150
Newport Corporation [a,c]	592,200	9,546,264			42,663,848
On Track Innovations [a,c]	40,000	466,800
Perceptron [a]	397,400	3,203,044	Semiconductors and Equipment - 2.2%
Plexus Corporation [a,c]	325,700	11,142,197	BE Semiconductor Industries [a,c]	58,000	330,020
			Brooks Automation [a,c]	28,500	336,300

24 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			IDT Corporation Cl. B a, c	65,000	$896,350
Semiconductors and Equipment (continued)			Level 3 Communications [a,c]	400,000	1,776,000
Cabot Microelectronics [a]	131,200	$3,976,672	PECO II a, c	93,600	173,160
Catalyst Semiconductor [a]	200	726	Time Warner Telecom Cl. A a, c	179,000	2,658,150
CEVA [a]	31,666	183,029	Tollgrade Communications [a,c]	20,000	194,000
Cognex Corporation	55,300	1,439,459	USA Mobility [c]	97,500	1,618,500
Conexant Systems [a,c]	11,980	29,950	†Vonage Holdings [a,c]	100,000	859,000
Credence Systems [a,c]	53,600	187,600	Yak Communications [a]	20,000	59,400
DSP Group [a,c]	115,000	2,857,750
DTS [a,c]	64,100	1,248,668			17,214,989
Dolby Laboratories Cl. A a	83,900	1,954,870
Exar Corporation [a,c]	181,976	2,414,821	Total (Cost $175,467,409)		239,429,703
Fairchild Semiconductor International [a,c]	51,200	930,304
International Rectifier [a]	20,000	781,600	Utilities – 0.2%
Intevac [a,c]	57,450	1,245,516	CH Energy Group	44,500	2,136,000
†IXYS Corporation [a,c]	10,000	96,000	Southern Union	11,576	313,246
Kulicke & Soffa Industries [a,c]	105,800	783,978
MEMC Electronic Materials [a]	2,000	75,000	Total (Cost $2,127,413)		2,449,246
Novellus Systems [a,c]	12,000	296,400
Pericom Semiconductor [a,c]	58,000	481,400	Miscellaneous(e)– 1.6%
Power Integrations [a,c]	49,000	856,520	Total (Cost $18,109,257)		18,222,245
Sanmina-SCI Corporation [a]	100,000	460,000
Semitool [a,c]	50,000	451,000	TOTAL COMMON STOCKS
Staktek Holdings [a]	184,700	897,642	(Cost $704,539,609)		1,100,775,245
Veeco Instruments [a,c]	65,000	1,549,600
			PREFERRED STOCKS – 0.2%
		23,864,825	Aristotle Corporation 11.00% Conv.	4,800	39,024
			Seneca Foods Conv. [a]	300	6,300
Software - 3.4%			Seneca Foods Conv. [a,d]	85,000	1,757,205
Advent Software [a]	116,800	4,212,976
ANSYS [a,c]	20,000	956,400	TOTAL PREFERRED STOCKS
Aspen Technology [a]	27,100	355,552	(Cost $1,316,015)		1,802,529
†Avid Technology [a,c]	20,000	666,600
†BEA Systems [a,c]	65,610	858,835		PRINCIPAL
†Borland Software [a,c]	240,000	1,267,200		AMOUNT
†Epicor Software [a,c]	79,900	841,347	CORPORATE BONDS – 0.1%
iPass [a,c]	268,400	1,503,040	Dixie Group 7.00%
JDA Software Group [a,c]	99,900	1,401,597	Conv. Sub. Deb. due 5/15/12	$397,000	373,180
MRO Software [a,c]	46,000	923,220
ManTech International Cl. A a, c	119,400	3,684,684	TOTAL CORPORATE BONDS
Manugistics Group [a]	49,200	123,000	(Cost $321,402)		373,180
NAVTEQ Corporation [a,c]	20,000	893,600
†NetIQ Corporation [a,c]	60,000	731,400	REPURCHASE AGREEMENTS – 20.6%
PLATO Learning [a]	149,642	930,773	State Street Bank & Trust Company,
Progress Software [a,c]	30,500	714,005	5.10% dated 6/30/06, due 7/3/06,
SPSS [a]	179,600	5,772,344	maturity value $103,601,012 (collateralized
Sybase [a,c]	82,600	1,602,440	by obligations of various U.S. Government
†THQ [a,c]	20,000	432,000	Agencies, valued at $106,146,600)
Transaction Systems Architects Cl. A a, c	203,150	8,469,323	(Cost $103,557,000)		103,557,000
Verint Systems [a,c]	40,000	1,167,600
			Lehman Brothers (Tri-Party),
		37,507,936	4.85% dated 6/30/06, due 7/3/06,
			maturity value $125,050,521 (collateralized
Telecommunications - 1.5%			by obligations of various U.S. Government
ADTRAN	65,000	1,457,950	Agencies, valued at $127,555,538)
Broadwing Corporation [a]	1,000	10,350	(Cost $125,000,000)		125,000,000
Catapult Communications [a,c]	87,100	949,390
Covad Communications Group [a,c]	35,000	70,350	TOTAL REPURCHASE AGREEMENTS
Foundry Networks [a,c]	373,400	3,980,444	(Cost $228,557,000)		228,557,000
Globecomm Systems [a,c]	233,700	1,741,065
IDT Corporation [a]	58,400	770,880

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 25

ROYCE VALUE TRUST	JUNE 30, 2006 (Unaudited)

Schedule of Investments

	PRINCIPAL AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 11.3%
U.S. Treasury Bonds
6.00%-7.125%
due 8/15/22-2/15/26	$25,585	$28,143
U.S. Treasury Notes
4.00% due 11/15/12	19,272	18,148
U.S. Treasury Strip-Interest
due 11/15/18	11,997	6,209
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.0651%)		125,736,199

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $125,788,699)		125,788,699

TOTAL INVESTMENTS – 131.6%
(Cost $1,060,522,725)		1,457,296,653

LIABILITIES LESS CASH
AND OTHER ASSETS – (11.7)%		(129,709,286)

PREFERRED STOCK – (19.9)%		(220,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%		$1,107,587,367

[a]	Non-income producing.
[b]	At June 30, 2006, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[c]	A portion of these securities were on loan at June 30, 2006.
[d]	A security for which market quotations are no longer readily available represents 0.2% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
[e]	Includes securities first acquired in 2006 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2006.

Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2006 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,062,163,481. At June 30, 2006, net unrealized appreciation for all securities was $395,133,172, consisting of aggregate gross unrealized appreciation of $436,662,692 and aggregate gross unrealized depreciation of $41,529,520. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold.

26 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST	JUNE 30, 2006 (Unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities) *
Non-Affiliates (cost $829,348,057)	$1,220,497,583
Affiliated Companies (cost $2,617,668)	8,242,070

Total investments at value	1,228,739,653
Repurchase agreements (at cost and value)	228,557,000
Cash	11,119
Receivable for investments sold	142,437
Receivable for dividends and interest	975,158

Total Assets	1,458,425,367

LIABILITIES:
Payable for collateral on loaned securities	125,788,699
Payable for investments purchased	3,441,345
Payable for investment advisory fee	932,681
Preferred dividends accrued but not yet declared	288,452
Accrued expenses	386,823

Total Liabilities	130,838,000

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,107,587,367

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 55,920,647 shares outstanding (150,000,000 shares authorized)	$687,492,004
Undistributed net investment income (loss)	3,405,424
Accumulated net realized gain (loss) on investments	72,897,346
Net unrealized appreciation (depreciation) on investments	396,773,928
Quarterly and accrued distributions	(52,981,335)

Net Assets applicable to Common Stockholders (net asset value per share - $19.81)	$1,107,587,367

*Investments at identified cost (including $125,788,699 of collateral on loaned securities)	$831,965,725

Market value of loaned securities	$122,676,304

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 27

ROYCE VALUE TRUST	SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Statement of Opreations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$5,051,854
Interest	5,019,063
Securities lending	233,214

Total income	10,304,131

Expenses:
Investment advisory fees	6,629,595
Stockholder reports	227,291
Custody and transfer agent fees	114,634
Directors’ fees	63,736
Administrative and office facilities expenses	51,734
Professional fees	29,312
Other expenses	107,647

Total expenses	7,223,949
Compensating balance credits	(3,830)

Net expenses	7,220,119

Net investment income (loss)	3,084,012

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	66,039,704
Net change in unrealized appreciation (depreciation) on investments	35,867,224

Net realized and unrealized gain (loss) on investments	101,906,928

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	104,990,940

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(6,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$98,500,940

28 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST

Statement of Changes in Net Assets

	Six months ended 6/30/06 (unaudited)	Year ended 12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,084,012	$321,412
Net realized gain (loss) on investments	66,039,704	99,178,811
Net change in unrealized appreciation (depreciation) on investments	35,867,224	(4,983,024)

Net increase (decrease) in net assets resulting from investment operations	104,990,940	94,517,199

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	–	(12,980,000)
Quarterly distributions *	(6,490,000)	–

Total distributions to Preferred Stockholders	(6,490,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	98,500,940	81,537,199

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	–	(85,780,292)
Quarterly distributions *	(46,202,886)	–

Total distributions to Common Stockholders	(46,202,886)	(85,780,292)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	23,169,227	43,058,750

Total capital stock transactions	23,169,227	43,058,750

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	75,467,281	38,815,657

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	1,032,120,086	993,304,429

End of period (including undistributed net investment income of $3,405,424 at 6/30/06
and $321,412 at 12/31/05)	$1,107,587,367	$1,032,120,086

*To be allocated to net investment income and capital gains at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 29

ROYCE VALUE TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2006
	(unaudited)		2005	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$18.87		$18.95	$17.03	13.22	$17.31	$16.56

INVESTMENT OPERATIONS:
Net investment income (loss)	0.06		0.01	(0.08)	(0.05)	(0.02)	0.05
Net realized and unrealized gain (loss) on investments	1.84		1.75	3.81	5.64	(2.25)	2.58

Total investment operations	1.90		1.76	3.73	5.59	(2.27)	2.63

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	–	–	(0.01)	(0.01)
Net realized gain on investments	–		(0.24)	(0.26)	(0.26)	(0.28)	(0.30)
Quarterly distributions *	(0.12)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.12)		(0.24)	(0.26)	(0.26)	(0.29)	(0.31)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.78		1.52	3.47	5.33	(2.56)	2.32

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	–	–	(0.07)	(0.05)
Net realized gain on investments	–		(1.61)	(1.55)	(1.30)	(1.44)	(1.44)
Quarterly distributions *	(0.84)		–	–	–	–	–

Total distributions to Common Stockholders	(0.84)		(1.61)	(1.55)	(1.30)	(1.51)	(1.49)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)		0.01	0.00	(0.00)	(0.02)	(0.08)
Effect of rights offering and Preferred Stock offering	–		–	–	(0.22)	–	–

Total capital stock transactions	(0.00)		0.01	0.00	(0.22)	(0.02)	(0.08)

NET ASSET VALUE, END OF PERIOD	$19.81		$18.87	$18.95	$17.03	$13.22	$17.31

MARKET VALUE, END OF PERIOD	$19.36		$20.08	$20.44	$17.21	$13.25	$15.72

TOTAL RETURN (a):
Market Value	0.69	% ***	6.95%	29.60%	41.96%	(6.87)%	20.03%
Net Asset Value	9.64	% ***	8.41%	21.42%	40.80%	(15.61)%	15.23%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses ( b, c)	1.30	% **	1.49%	1.51%	1.49%	1.72%	1.61%
Management fee expense (d)	1.19	% **	1.37%	1.39%	1.34%	1.56%	1.45%
Other operating expenses	0.11	% **	0.12%	0.12%	0.15%	0.16%	0.16%
Net investment income (loss)	0.55	% **	0.03%	(0.50)%	(0.36)%	(0.09)%	0.35%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$1,107,587		$1,032,120	$993,304	$850,773	$560,776	$689,141
Liquidation Value of Preferred Stock, End of Period (in thousands)	$220,000		$220,000	$220,000	$220,000	$160,000	$160,000
Portfolio Turnover Rate	8%		31%	30%	23%	35%	30%
PREFERRED STOCK:
Total shares outstanding	8,800,000		8,800,000	8,800,000	8,800,000	6,400,000	6,400,000
Asset coverage per share	$150.86		$142.29	$137.88	$121.68	$112.62	$132.68
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
5.90% Cumulative	$23.77		$24.75	$24.50	$25.04	–	–
7.80% Cumulative	–		–	–	$25.87	$26.37	$25.70
7.30% Tax-Advantaged Cumulative	–		–	–	$25.53	$25.82	$25.37

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.09%, 1.22%, 1.21%, 1.19%, 1.38% and 1.30% for the periods ended June 30, 2006 and December 31, 2005, 2004, 2003, 2002 and 2001, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62%, 1.82% and 1.65% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of Management fee expenses are based on average net assets applicable to Common Stockholders over an annualized six-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.

30 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST

Notes to Financial Statements (Unaudited)

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Taxes:
    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
    The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
    The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
    The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

2006 SEMIANNUAL REPORT TO STOCKHOLDERS  |  31

ROYCE VALUE TRUST

Notes to Financial Statements (Unaudited) (continued)

Capital Stock:
    The Fund issued 1,209,849 and 2,294,908 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.
    At June 30, 2006, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
    As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
    The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred

Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
    Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
    Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
    For the six rolling 60-month periods ending June 2006, the investment performance of the Fund exceeded the investment performance of the S&P 600 by 4% to 12%. Accordingly, the investment advisory fee consisted of a Basic Fee of $4,977,939 and an upward adjustment of $1,651,656 for performance of the Fund above that of the S&P 600. For the six months ended June 30, 2006, the Fund accrued and paid Royce advisory fees totaling $6,629,595.

Purchases and Sales of Investment Securities:
    For the six months ended June 30, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $91,002,143 and $175,751,874, respectively.

Transactions in Shares of Affiliated Companies:
    An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2006:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	Gain (Loss)	Income	6/30/06	6/30/06

Peerless Manufacturing	158,600	$2,775,500	–	–	–	–	158,600	$3,798,470
Synalloy Corporation	345,000	3,610,080	–	–	–	–	345,000	4,443,600

		$6,385,580			–	–		$8,242,070

32 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

ROYCE MICRO-CAP TRUST	JUNE 30, 2006 (Unaudited)

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 101.3%			Restaurants and Lodgings - 0.3%
			Benihana Cl. A a	800	$21,712
Consumer Products – 5.0%			California Pizza Kitchen [a,c]	2,100	57,708
Apparel and Shoes - 2.2%			Champps Entertainment [a]	10,000	65,600
Delta Apparel	129,300	$2,216,202	†Famous Dave’s of America [a,c]	58,170	773,661
Hartmarx Corporation [a,c]	50,000	300,000
Kleinert’s a, d	14,200	0			918,681
Steven Madden [a]	21,750	644,235
Shoe Pavilion [a]	139,800	1,012,152	Retail Stores - 4.9%
Stride Rite	10,000	131,900	A.C. Moore Arts & Crafts [a]	47,600	776,356
Weyco Group	120,000	2,786,400	America’s Car-Mart [a,c]	113,000	2,295,030
			Buckle (The)	25,500	1,067,685
		7,090,889	Cache [a]	3,200	55,488
			Casual Male Retail Group [a]	2,000	20,100
Collectibles - 0.4%			Cato Corporation Cl. A	71,850	1,857,322
Topps Company (The)	148,500	1,220,670	Cost Plus [a,c]	45,077	660,829
			Deb Shops	19,900	479,789
Food/Beverage/Tobacco - 0.3%			Fred’s Cl. A	7,500	100,125
Green Mountain Coffee Roasters [a,c]	26,600	1,068,522	La Senza Corporation	99,900	2,129,911
Nutrition 21 [a,c]	20,000	36,400	†PriceSmart [a]	90,000	901,800
			Shoe Carnival [a]	11,000	262,460
		1,104,922	Stein Mart	148,900	2,203,720
			United Retail Group [a]	60,600	939,906
Home Furnishing and Appliances - 0.3%			West Marine [a]	127,000	1,711,960
Lifetime Brands	42,054	911,310	Wet Seal (The) Cl. A a, c	39,200	191,296
			Wild Oats Markets [a,c]	3,000	58,800
Publishing - 0.1%
Educational Development	10,600	76,394			15,712,577

Sports and Recreation - 0.5%			Other Consumer Services - 0.3%
Monaco Coach	73,900	938,530	Ambassadors Group	15,000	433,200
National R.V. Holdings [a]	31,800	172,038	Ambassadors International	6,100	141,825
Orange 21 [a]	7,400	42,550	Autobytel [a,c]	20,000	70,600
Sturm, Ruger & Company [a]	95,000	593,750	Cash America International	5,000	160,000
			Escala Group [a,c]	26,000	121,680
		1,746,868
					927,305
Other Consumer Products - 1.2%
Burnham Holdings Cl. A	79,500	1,530,375	Total (Cost $13,320,231)		20,636,314
Cobra Electronics	10,000	94,300
Cross (A. T.) Company Cl. A a, c	100,000	530,000	Diversified Investment Companies – 2.1%
JAKKS Pacific [a]	25,000	502,250	Closed-End Mutual Funds - 2.1%
Lazare Kaplan International [a]	151,700	1,251,525	ASA Bermuda	73,300	4,680,205
Sonic Solutions [a,c]	4,000	66,000	Brantley Capital [a]	56,100	120,615
			Central Fund of Canada Cl. A	207,000	1,780,200
		3,974,450
			Total (Cost $3,941,581)		6,581,020
Total (Cost $10,673,077)		16,125,503
			Financial Intermediaries – 8.4%
Consumer Services – 6.4%			Banking - 2.8%
Direct Marketing - 0.3%			Abigail Adams National Bancorp [b]	174,400	2,441,600
†Dover Saddlery [a,c]	9,500	81,012	Arrow Financial	14,322	392,852
FTD Group [a,c]	55,000	742,500	Bancorp (The) [a,c]	51,380	1,285,014
Sportsman’s Guide (The) [a,c]	6,000	183,000	First National Lincoln	40,200	670,415
ValueVision Media Cl. A a, c	5,000	55,150	FirstBank NW	9,860	258,924
			Lakeland Financial	45,000	1,093,050
		1,061,662	Meta Financial Group	44,800	963,200
			Peapack-Gladstone Financial	25,800	667,962
Leisure and Entertainment - 0.4%			Queen City Investments [a]	948	849,408
†FortuNet [a,c]	8,000	129,600	Quest Capital	30,000	72,292
IMAX Corporation [a,c]	25,000	229,000	Sterling Bancorp	22,869	445,946
Multimedia Games [a,c]	5,000	50,650
New Frontier Media [a]	60,000	430,200			9,140,663
Progressive Gaming International [a]	9,500	74,100
Singing Machine Company (The) [a,c]	5,000	1,600
TiVo [a,c]	20,000	143,000
†Youbet.com [a,c]	49,300	238,119

		1,296,269

Media and Broadcasting - 0.2%
Outdoor Channel Holdings [a,c]	69,750	719,820

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 33

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Cardiome Pharma [a,c]	29,300	$259,012
Insurance - 2.3%			Cell Genesys [a,c]	58,000	291,160
American Safety Insurance Holdings [a]	20,000	$330,000	Cerus Corporation [a,c]	82,200	586,086
First Acceptance [a]	258,405	3,044,011	CollaGenex Pharmaceuticals [a,c]	25,000	299,500
Independence Holding	33,534	751,497	Corcept Therapeutics [a,c]	5,000	20,250
NYMAGIC	65,400	1,899,870	†Cytokinetics [a,c]	5,000	31,450
Navigators Group [a,c]	17,200	753,704	Dendreon Corporation [a,c]	12,700	61,468
Wellington Underwriting	444,712	717,511	Discovery Partners International [a]	35,000	91,000
			Draxis Health [a]	15,000	66,600
		7,496,593	Durect Corporation [a]	44,100	170,667
			DUSA Pharmaceuticals [a,c]	36,700	207,355
Real Estate Investment Trusts - 0.3%			Dyax Corporation [a,c]	15,000	44,100
Opteum Cl. A	99,000	892,980	Emisphere Technologies [a,c]	163,200	1,392,096
			†Encysive Pharmaceuticals [a,c]	10,000	69,300
Securities Brokers - 1.3%			Gene Logic [a]	234,479	316,547
First Albany Companies [a]	76,000	342,000	Genitope Corporation [a,c]	3,000	18,960
International Assets Holding [a]	149,000	2,451,050	†Halozyme Therapeutics [a,c]	20,000	54,000
Sanders Morris Harris Group	21,000	317,310	Hi-Tech Pharmacal [a]	39,830	659,983
Stifel Financial [a,c]	21,233	749,737	†Idenix Pharmaceuticals [a,c]	5,000	47,000
TradeStation Group [a,c]	30,000	380,100	ImmunoGen [a,c]	44,000	137,720
			†Lannett Company [a,c]	64,000	364,160
		4,240,197	Mannkind Corporation [a,c]	42,000	895,020
			Maxygen [a]	5,000	37,400
Other Financial Intermediaries - 1.7%			Micromet [a,c]	14,333	61,345
Electronic Clearing House [a,c]	20,000	269,200	Momenta Pharmaceuticals [a,c]	65,000	826,150
MVC Capital	211,200	2,838,528	Monogram Biosciences [a,c]	35,000	69,300
MarketAxess Holdings [a,c]	123,700	1,361,937	Myriad Genetics [a,c]	25,000	631,250
NGP Capital Resources Company	58,600	857,318	Nabi Biopharmaceuticals [a,c]	5,000	28,700
			Nastech Pharmaceutical Company [a,c]	2,700	42,660
		5,326,983	Neurogen Corporation [a,c]	30,000	153,600
			Oncolytics Biotech [a,c]	41,000	116,850
Total (Cost $18,567,765)		27,097,416	Orchid Cellmark [a,c]	78,000	217,620
			†Origin Agritech [a,c]	51,000	731,340
Financial Services – 2.0%			Pharmacyclics [a]	98,000	378,280
Insurance Brokers - 0.1%			SFBC International [a,c]	25,000	379,000
Crawford & Company Cl. A	50,000	330,500	Sangamo BioSciences [a,c]	10,000	59,000
			Senesco Technologies [a]	25,000	47,500
Investment Management - 1.7%			Tercica [a,c]	69,800	369,242
ADDENDA Capital	48,000	1,102,929	Theragenics Corporation [a,c]	145,800	497,178
Epoch Holding Corporation [a]	218,300	1,091,500	Trimeris [a,c]	30,000	344,700
Hennessy Advisors	16,500	470,250
†Highbury Financial [a,c]	317,200	1,744,600			14,592,148
†Highbury Financial (Warrants) [a]	634,400	570,960
Rockwater Capital [a]	50,000	318,015	Health Services - 2.2%
			ATC Healthcare Cl. A a	35,000	14,350
		5,298,254	Albany Molecular Research [a]	40,000	427,200
			Bio-Imaging Technologies [a]	42,400	174,688
Other Financial Services - 0.2%			Covalent Group [a]	25,000	75,750
†Chardan North China Acquisition [a,c]	60,800	465,120	Gentiva Health Services [a]	23,000	368,690
†Chardan North China Acquisition (Warrants) [a]	93,900	261,042	HMS Holdings [a]	35,420	379,702
MicroFinancial	10,000	34,500	Healthcare Services Group	2,800	58,660
			†Health Grades [a,c]	100,000	450,000
		760,662	Hooper Holmes [a,c]	88,600	270,230
			Horizon Health [a]	50,000	1,044,000
Total (Cost $5,646,654)		6,389,416	MedCath Corporation [a,c]	18,000	339,120
			Mediware Information Systems [a]	55,000	530,750
Health – 14.4%			†National Medical Health Card Systems [a,c]	54,000	745,200
Commercial Services - 1.9%			On Assignment [a]	41,100	377,709
First Consulting Group [a]	274,700	2,428,348	Quovadx [a]	5,000	12,900
PAREXEL International [a,c]	121,400	3,502,390	RehabCare Group [a,c]	22,000	382,360

		5,930,738

Drugs and Biotech - 4.5%
Allos Therapeutics [a,c]	233,600	817,600
Alnylam Pharmaceuticals [a,c]	3,000	45,240
AnorMED [a]	160,600	923,450
Antigenics [a,c]	70,000	148,400
Axonyx [a,c]	50,000	42,500
Barrier Therapeutics [a,c]	11,300	73,902
Cambrex Corporation	16,000	333,280
Caraco Pharmaceutical Laboratories [a,c]	123,850	1,133,227

34 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Building Systems and Components - 1.0%
Health Services (continued)			Aaon	63,700	$1,634,542
Res-Care [a,c]	32,000	$640,000	Craftmade International	20,000	335,000
Sun Healthcare Group [a,c]	51,000	443,190	Flanders Corporation [a,c]	1,500	15,045
U.S. Physical Therapy [a]	10,000	146,400	LSI Industries	63,812	1,084,166
			Modtech Holdings [a]	3,800	25,726
		6,880,899	Southern Energy Homes [a]	11,600	77,720

Medical Products and Devices - 5.6%					3,172,199
Adeza Biomedical [a,c]	23,200	325,264
Allied Healthcare Products [a]	253,500	1,470,300	Construction Materials - 1.6%
AngioDynamics [a,c]	14,000	378,700	Ash Grove Cement Company	8,000	1,584,000
Anika Therapeutics [a]	24,000	232,320	Monarch Cement	50,410	1,380,226
Bruker BioSciences [a]	187,200	1,003,392	Synalloy Corporation [a]	161,000	2,073,680
Caliper Life Sciences [a]	52,400	261,476
Cardiac Science [a,c]	29,947	236,282			5,037,906
CONMED Corporation [a,c]	3,900	80,730
Del Global Technologies [a]	168,279	420,698	Industrial Components - 1.6%
EPIX Pharmaceuticals [a,c]	49,000	213,150	American Superconducter [a,c]	67,000	591,610
Endologix [a,c]	10,500	37,170	Bel Fuse Cl. A	55,200	1,498,680
Exactech [a,c]	114,100	1,568,875	C & D Technologies [c]	53,000	398,560
Kensey Nash [a,c]	25,000	737,500	Ladish Company [a]	10,000	374,700
Langer [a]	7,100	29,110	Plug Power [a,c]	1,370	6,398
Medical Action Industries [a,c]	83,500	1,844,515	Powell Industries [a,c]	50,300	1,203,679
Merit Medical Systems [a,c]	5,700	78,432	Scientific Technologies [a,c]	10,700	111,280
†Microtek Medical Holdings [a,c]	122,320	467,262	Tech/Ops Sevcon	76,200	481,584
†Minrad International [a,c]	12,200	50,508	II-VI a	20,000	366,000
Molecular Devices [a,c]	25,500	779,280	Woodhead Industries	10,000	191,400
NMT Medical [a,c]	10,600	106,106
Neurometrix [a,c]	21,500	654,890			5,223,891
Orthofix International [a]	28,000	1,067,640
OrthoLogic Corporation [a,c]	84,000	136,080	Machinery - 3.0%
PLC Systems [a]	105,200	109,408	Alamo Group	38,600	812,530
Possis Medical [a,c]	29,900	263,419	Ampco-Pittsburgh	12,900	369,585
Shamir Optical Industry [a]	7,500	67,500	Astec Industries [a,c]	40,200	1,371,624
Sirona Dental Systems	25,000	990,500	†Baldwin Technology Company Cl. A a, c	45,000	243,000
STAAR Surgical [a]	5,000	38,700	Global Power Equipment Group [a]	87,600	278,568
Synovis Life Technologies [a,c]	23,000	226,090	Gorman-Rupp Company	3,375	89,775
Urologix [a,c]	202,000	634,280	Hardinge	97,000	1,498,650
Utah Medical Products	42,300	1,269,423	Hurco Companies [a,c]	31,500	809,235
Young Innovations	61,450	2,164,884	Keithley Instruments	14,000	178,220
			LeCroy Corporation [a,c]	2,000	28,700
		17,943,884	Lindsay Manufacturing	10,000	271,200
			MTS Systems	10,000	395,100
Personal Care - 0.2%			Mueller (Paul) Company	9,650	342,575
CCA Industries	9,040	83,349	Sun Hydraulics	38,950	809,381
Helen of Troy [a,c]	20,000	368,000	Tennant Company	44,100	2,217,348
Nature’s Sunshine Products	7,500	69,000
Nutraceutical International [a,c]	15,000	229,950			9,715,491

		750,299	Metal Fabrication and Distribution - 2.2%
			Aleris International [a,c]	4,075	186,839
Total (Cost $35,882,100)		46,097,968	Castle (A.M.) & Company	15,890	512,453
			Encore Wire [a,c]	15,000	539,100
Industrial Products – 14.6%			Harris Steel Group	50,000	1,265,341
Automotive - 1.0%			Haynes International [a]	39,370	1,368,108
IMPCO Technologies [a,c]	13,000	138,710	Insteel Industries	24,200	585,640
LKQ Corporation [a,c]	11,400	216,600	NN	155,600	1,921,660
Noble International	39,600	567,072	Novamerican Steel [a]	2,500	101,175
Safety Components International [a,c]	46,400	638,464	Universal Stainless & Alloy Products [a,c]	23,230	679,942
Spartan Motors	2,800	43,064
Strattec Security [a,c]	28,300	1,409,623			7,160,258
Wescast Industries Cl. A	12,900	169,411
			Paper and Packaging - 0.1%
		3,182,944	Mod-Pac Corporation [a]	23,200	230,840

			Pumps, Valves and Bearings - 0.2%
			CIRCOR International	28,000	853,720

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 35

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Insituform Technologies Cl. A a, c	75,300	$1,723,617
Specialty Chemicals and Materials - 1.9%			Nobility Homes	2,000	54,340
Aceto Corporation	384,919	$2,663,639	Skyline Corporation	32,100	1,373,238
American Vanguard	3,333	51,595
Balchem Corporation	22,500	506,250			3,654,814
CFC International [a,c]	30,400	499,776
Hawkins	122,667	1,717,951	Food and Tobacco Processors - 1.2%
NuCo2 [a,c]	20,000	480,800	Cal-Maine Foods	50,000	343,500
Park Electrochemical	10,000	257,500	Galaxy Nutritional Foods [a]	176,200	61,670
			ML Macadamia Orchards L.P.	120,200	653,888
		6,177,511	Omega Protein [a,c]	9,600	55,488
			Seneca Foods Cl. A a	62,500	1,435,625
Textiles - 0.1%			Seneca Foods Cl. B a	42,500	972,400
Unifi [a]	100,000	290,000	Sunopta [a,c]	42,780	396,998

Other Industrial Products - 1.9%					3,919,569
Color Kinetics [a,c]	50,000	945,500
Distributed Energy Systems [a]	50,000	258,500	Industrial Distribution - 0.7%
Eastern Company (The)	26,500	547,225	Central Steel & Wire	1,088	685,440
Maxwell Technologies [a]	15,300	300,339	Elamex [a]	60,200	51,772
Peerless Manufacturing [a]	42,200	1,010,690	Lawson Products	19,500	768,690
Quixote Corporation	35,500	639,710	Strategic Distribution [a]	59,690	835,660
Raven Industries	73,000	2,299,500
					2,341,562
		6,001,464
			Printing - 0.9%
Total (Cost $30,809,311)		47,046,224	Bowne & Co.	66,500	950,950
			Champion Industries	23,500	195,990
Industrial Services – 13.1%			Courier Corporation	22,950	918,459
Advertising and Publishing - 0.5%			Ennis	9,700	190,896
Greenfield Online [a,c]	20,000	148,200	Schawk	38,900	680,750
MDC Partners Cl. A a	84,000	687,960
NetRatings [a,c]	50,000	694,500			2,937,045

		1,530,660	Transportation and Logistics - 2.9%
			†Dynamex [a,c]	42,150	919,292
Commercial Services - 5.4%			Forward Air	50,700	2,065,011
Acacia Research-Acacia Technologies [a]	31,850	447,811	Frozen Food Express Industries [a,c]	92,000	1,013,840
American Bank Note Holographics [a,c]	242,200	808,948	MAIR Holdings [a,c]	8,600	53,406
BB Holdings [a]	390,000	1,478,436	Marten Transport [a,c]	4,050	88,047
Carlisle Group [a]	151,000	256,891	Pacific CMA [a,c]	200,000	122,000
CBIZ [a,c]	87,000	644,670	Patriot Transportation Holding [a]	3,000	260,340
Clark	85,900	1,133,880	Universal Truckload Services [a]	134,200	4,580,246
Collectors Universe	11,700	163,566	Vitran Corporation Cl. A a	8,000	187,920
CorVel Corporation [a,c]	31,850	796,250
Exponent [a,c]	136,600	2,308,540			9,290,102
Geo Group (The) [a,c]	51,200	1,794,560
Kforce [a,c]	55,000	851,950	Other Industrial Services - 0.3%
PDI [a]	15,200	218,728	Landauer	21,300	1,020,270
RCM Technologies [a]	33,200	166,664	Team [a]	2,200	55,110
Renaissance Learning	2,365	32,046
SM &A a, c	31,300	190,930			1,075,380
Senomyx [a,c]	47,000	678,210
†Services Acquisition Corporation			Total (Cost $23,652,978)		42,130,725
International [a,c]	44,800	443,520
†SITEL Corporation [a,c]	40,000	156,800	Natural Resources – 8.8%
StarTek	15,000	224,250	Energy Services - 3.7%
TRC Companies [a,c]	61,100	643,383	Calfrac Well Services	1,000	21,500
Volt Information Sciences [a]	51,600	2,404,560	Carbo Ceramics	18,750	921,187
Westaff [a]	362,500	1,537,000	Conrad Industries [a]	154,000	539,000
			Dawson Geophysical [a]	2,400	73,848
		17,381,593	Dril-Quip [a]	27,500	2,267,100
			Enerflex Systems	2,700	67,361
Engineering and Construction - 1.2%			Gulf Island Fabrication	45,400	909,816
Comfort Systems USA	25,600	365,824	GulfMark Offshore [a,c]	65,200	1,684,116
Devcon International [a]	21,700	137,795	Input/Output [a]	43,500	411,075
			Pason Systems	222,400	3,257,404
			StealthGas	4,900	68,355
			TGC Industries [a]	11,280	121,147

36 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			CSP [a]	122,581	$876,454
Energy Services (continued)			†DDi Corporation [a]	52,747	432,525
Valley National Gases [a]	30,100	$787,115	Dalsa Corporation [a]	5,000	65,395
Willbros Group [a,c]	35,900	679,946	Dot Hill Systems [a,c]	2,000	6,840
			Excel Technology [a]	92,900	2,779,568
		11,808,970	Giga-tronics [a]	3,200	6,112
			Hypercom Corporation [a,c]	18,010	168,394
Oil and Gas - 2.0%			InFocus Corporation [a,c]	54,700	156,442
Bonavista Energy Trust	69,700	2,185,344	International DisplayWorks [a,c]	81,560	424,112
CE Franklin [a,c]	56,010	811,585	Merix Corporation [a]	7,000	76,790
Contango Oil & Gas Company [a,c]	10,000	141,400	Metrologic Instruments [a,c]	2,900	43,529
Edge Petroleum [a]	2,000	39,960	Mobility Electronics [a,c]	1,000	7,260
Exploration Company of Delaware [a]	5,500	58,630	MOCON	15,600	148,044
Nuvista Energy [a]	121,000	1,527,269	Neoware [a,c]	2,600	31,954
Particle Drilling Technologies [a,c]	7,000	24,640	Performance Technologies [a]	124,550	859,395
Pioneer Drilling Company [a]	7,500	115,800	Richardson Electronics	202,100	1,485,435
Savanna Energy Services [a]	2,500	51,218	Rimage Corporation [a,c]	20,000	408,400
†Storm Cat Energy [a,c]	302,270	680,108	SimpleTech [a,c]	201,600	756,000
VAALCO Energy [a,c]	79,500	775,920	TTM Technologies [a,c]	120,700	1,746,529
			TransAct Technologies [a]	78,600	809,580
		6,411,874	Zomax [a]	20,000	30,600

Precious Metals and Mining - 1.9%					12,699,637
Aurizon Mines [a]	237,000	663,600
Brush Engineered Materials [a,c]	15,500	323,175	Distribution - 0.8%
Cumberland Resources [a]	220,000	1,056,000	Agilysys	90,000	1,620,000
Gammon Lake Resources [a]	10,600	146,174	Bell Industries [a]	85,700	238,246
Gold Reserve [a]	14,000	80,500	Jaco Electronics [a]	29,000	108,460
Golden Star Resources [a]	168,100	497,576	Nu Horizons Electronics [a,c]	40,000	386,000
Metallica Resources [a,c]	281,300	869,217	PC Mall [a,c]	6,000	38,100
Minefinders Corporation [a]	116,000	947,720	Pomeroy IT Solutions [a]	6,900	49,680
Nevsun Resources [a,c]	5,000	14,500
Northern Orion Resources [a]	51,400	249,804			2,440,486
Northgate Minerals [a]	270,000	993,600
NovaGold Resources [a]	13,400	171,788	Internet Software and Services - 2.0%
Spur Ventures [a]	44,100	37,530	Answers Corporation [a,c]	4,100	39,032
			†CMGI [a,c]	552,000	667,920
		6,051,184	Digitas [a]	88,840	1,032,321
			EDGAR Online [a,c]	38,700	181,890
Real Estate - 0.3%			†eResearch Technology [a,c]	90,000	819,000
HomeFed Corporation	11,352	774,774	iGATE Corporation [a,c]	273,400	1,747,026
Kennedy-Wilson [a,c]	21,500	370,875	Inforte Corporation [a]	11,400	54,036
			LookSmart [a,c]	4,000	12,960
		1,145,649	MIVA [a,c]	10,000	40,500
			NIC [a,c]	26,800	193,764
Other Natural Resources - 0.9%			†PFSweb [a]	7,242	7,314
PICO Holdings [a]	55,700	1,796,325	Stamps.com [a]	21,200	589,784
Pope Resources L.P.	33,000	1,027,950	Stellent	15,000	143,250
			Varsity Group [a,c]	150,400	613,632
		2,824,275	Web.com [a]	31,800	189,846

Total (Cost $10,941,709)		28,241,952			6,332,275

Technology – 22.5%			IT Services - 5.2%
Aerospace and Defense - 2.3%			CIBER [a,c]	182,662	1,203,743
Allied Defense Group (The) [a,c]	78,760	1,731,932	†Cogent Communications Group [a,c]	32,500	304,525
Astronics Corporation [a]	26,400	353,232	Computer Task Group [a,c]	381,100	1,905,500
Axsys Technologies [a,c]	6,400	96,448	Covansys Corporation [a,c]	172,500	2,168,325
Ducommun [a]	72,100	1,335,292	DiamondCluster International [a,c]	138,100	1,093,752
HEICO Corporation	41,600	1,179,360	Forrester Research [a]	104,300	2,918,314
HEICO Corporation Cl. A	24,160	573,075	Rainmaker Systems [a,c]	2,000	10,840
Integral Systems	47,500	1,274,425	Sapient Corporation [a,c]	500,000	2,650,000
SIFCO Industries [a,c]	45,800	220,756
TVI Corporation [a,c]	211,190	745,501

		7,510,021

Components and Systems - 3.9%
AZZ [a,c]	45,600	1,195,176
Advanced Photonix Cl. A a	117,900	185,103

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 37

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			Telecommunications - 2.3%
IT Services (continued)			Anaren [a]	24,300	$497,907
Syntel	54,300	$1,110,978	C-COR.net [a]	5,000	38,600
TechTeam Global [a]	58,100	531,615	Captaris [a]	67,800	315,270
TriZetto Group (The) [a,c]	182,300	2,696,217	Catapult Communications [a,c]	5,000	54,500
			Centillium Communications [a]	11,000	30,910
		16,593,809	Channell Commercial [a,c]	102,825	339,322
			Communications Systems	79,500	814,080
Semiconductors and Equipment - 1.6%			Comtech Group [a,c]	31,050	345,587
†CalAmp Corporation [a,c]	36,200	321,818	†Hurray! Holding Company ADR [a,c]	10,100	55,348
California Micro Devices [a]	16,700	66,800	Intervoice [a,c]	2,900	20,648
Cascade Microtech [a,c]	48,000	550,080	North Pittsburgh Systems	15,700	432,692
Catalyst Semiconductor [a]	9,200	33,396	Novatel Wireless [a,c]	9,400	97,572
ESS Technology [a]	25,000	54,000	PC-Tel [a,c]	49,600	423,584
Electroglas [a,c]	281,700	856,368	Radyne ComStream [a,c]	55,720	634,094
Exar Corporation [a,c]	41,208	546,830	SpectraLink Corporation [a,c]	57,000	502,740
Integrated Silicon Solution [a,c]	15,000	82,650	Symmetricom [a,c]	24,782	175,209
Intevac [a,c]	40,550	879,124	UCN [a]	100,000	265,000
Jinpan International	57,050	447,842	ViaSat [a,c]	91,812	2,357,732
MIPS Technologies [a,c]	10,000	60,700
PDF Solutions [a,c]	29,000	359,890			7,400,795
Photronics [a,c]	29,750	440,300
QuickLogic Corporation [a]	20,000	97,800	Total (Cost $46,544,452)		72,342,050
Semitool [a,c]	25,500	230,010
White Electronic Designs [a]	10,000	50,800	Miscellaneous(e) – 4.0%
			Total (Cost $12,139,579)		12,853,547
		5,078,408
			TOTAL COMMON STOCKS
Software - 4.4%			(Cost $212,119,437)		325,542,135
Aladdin Knowledge Systems [a]	27,300	555,555
Altiris [a]	3,500	63,140	PREFERRED STOCK – 0.5%
Applix [a]	20,000	147,600	Seneca Foods Conv. [a]	75,409	1,583,589
AsiaInfo Holdings [a,c]	50,000	214,500
Descartes Systems Group (The) [a,c]	56,500	207,920	TOTAL PREFERRED STOCK
DocuCorp International [a]	100,000	747,000	(Cost $943,607)		1,583,589
Evans & Sutherland Computer [a]	77,400	387,000
Fundtech [a]	55,000	539,550	REPURCHASE AGREEMENTS – 17.2%
ILOG ADR [a]	35,000	460,600	State Street Bank & Trust Company,
Indus International [a]	19,200	54,912	5.10% dated 6/30/06, due 7/3/06,
InterVideo [a,c]	24,500	239,365	maturity value $25,511,838 (collateralized
iPass [a,c]	190,000	1,064,000	by obligations of various U.S. Government
JDA Software Group [a,c]	59,500	834,785	Agencies, valued at $26,138,650)
Majesco Entertainment Company [a]	2,500	4,075	(Cost $25,501,000)		25,501,000
MapInfo [a,c]	5,000	65,250
McDATA Corporation Cl. A a, c	18,199	74,252	Lehman Brothers (Tri-Party),
MetaSolv [a,c]	5,800	16,356	4.85% dated 6/30/06, due 7/3/06,
MIND C.T.I.	20,000	51,600	maturity value $30,012,125 (collateralized
Moldflow Corporation [a]	7,500	87,825	by obligations of various U.S. Government
Peerless Systems [a,c]	61,070	313,289	Agencies, valued at $30,615,940)
Pegasystems [c]	320,200	2,055,684	(Cost $30,000,000)		30,000,000
Phase Forward [a,c]	43,000	495,360
SPSS [a]	41,800	1,343,452	TOTAL REPURCHASE AGREEMENTS
SeaChange International [a,c]	5,000	34,800	(Cost $55,501,000)		55,501,000
TeleCommunication Systems Cl. A a, c	10,000	23,900
Transaction Systems Architects Cl. A a, c	100,100	4,173,169
Unica Corporation [a,c]	3,200	31,680

		14,286,619

38 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

VALUE

COLLATERAL RECEIVED FOR SECURITIES LOANED – 13.1%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.0651%)
(Cost $42,080,785)	$42,080,785

TOTAL INVESTMENTS – 132.1%
(Cost $310,644,829)	424,707,509
LIABILITIES LESS CASH AND OTHER ASSETS – (13.4)%	(43,231,776)
PREFERRED STOCK – (18.7)%	(60,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%	$321,475,733

[a]	Non-income producing.
[b]	At June 30, 2006, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[c]	A portion of these securities were on loan at June 30, 2006.
[d]	A security for which market quotations are no longer readily available represents 0.00% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
[e]	Includes securities first acquired in 2006 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2006.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2006 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $311,447,026. At June 30, 2006, net unrealized appreciation for all securities was $113,260,483, consisting of aggregate gross unrealized appreciation of $125,806,222 and aggregate gross unrealized depreciation of $12,545,739. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 39

ROYCE MICRO-CAP TRUST	JUNE 30, 2006 (Unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities) *
Non-Affiliates (cost $252,353,429)	$366,764,909
Affiliated Companies (cost $2,790,400)	2,441,600

Total investments at value	369,206,509
Repurchase agreements (at cost and value)	55,501,000
Cash	4,100
Receivable for investments sold	364,950
Receivable for dividends and interest	252,007

Total Assets	425,328,566

LIABILITIES:
Payable for collateral on loaned securities	42,080,785
Payable for investments purchased	1,120,593
Payable for investment advisory fee	421,689
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	149,766

Total Liabilities	43,852,833

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$321,475,733

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 22,456,527 shares outstanding (150,000,000 shares authorized)	$192,512,057
Undistributed net investment income (loss)	78,015
Accumulated net realized gain (loss) on investments	30,571,167
Net unrealized appreciation (depreciation) on investments	114,062,680
Quarterly and accrued distributions	(15,748,186)

Net Assets applicable to Common Stockholders (net asset value per share - $14.32)	$321,475,733

*Investments at identified cost (including $42,080,785 of collateral on loaned securites)	$255,143,829

Market value of loaned securities	$41,104,418

40 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST	SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$1,382,968
Affiliated Companies	52,350
Interest	1,172,517
Securities lending	151,655

Total income	2,759,490

Expenses:
Investment advisory fees	2,442,929
Stockholder reports	71,008
Custody and transfer agent fees	69,753
Directors’ fees	29,954
Professional fees	20,665
Administrative and office facilities expenses	14,836
Other expenses	37,097

Total expenses	2,686,242
Compensating balance credits	(5,871)

Net expenses	2,680,371

Net investment income (loss)	79,119

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	28,522,036
Affiliated Companies	(208,963)
Net change in unrealized appreciation (depreciation) on investments	6,966,400

Net realized and unrealized gain (loss) on investments	35,279,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	35,358,592

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,800,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$33,558,592

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 41

ROYCE MICRO-CAP TRUST

Statement of Changes in Net Assets

	Six months ended
	6/30/06	Year ended
	(unaudited)	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$79,119	$(763,209)
Net realized gain (loss) on investments	28,313,073	37,754,245
Net change in unrealized appreciation (depreciation) on investments	6,966,400	(14,066,144)

Net increase (decrease) in net assets resulting from investment operations	35,358,592	22,924,892

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	–	(3,600,000)
Quarterly distributions *	(1,800,000)	–

Total distributions to Preferred Stockholders	(1,800,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	33,558,592	19,324,892

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	–	(38,452,900)
Quarterly distributions *	(13,868,186)	–

Total distributions to Common Stockholders	(13,868,186)	(38,452,900)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	8,066,130	22,483,567

Total capital stock transactions	8,066,130	22,483,567

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	27,756,536	3,355,559

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	293,719,197	290,363,638

End of period (including undistributed net investment income (loss) of $78,015 at 6/30/06 and $(1,104) at 12/31/05)	$321,475,733	$293,719,197

*To be allocated to net investment income and capital gains at year end.

42 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST

Financial Hightlight

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30,2006
	(unaudited)		2005	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$13.43		$14.34	$13.33	$9.39	$11.83	$10.14

INVESTMENT OPERATIONS:
Net investment income (loss)	0.00		(0.03)	(0.08)	(0.09)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	1.61		1.14	2.62	5.28	(1.29)	2.57

Total investment operations	1.61		1.11	2.54	5.19	(1.42)	2.52

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	–	–	–	–
Net realized gain on investments	–		(0.17)	(0.19)	(0.18)	(0.18)	(0.19)
Quarterly distributions *	(0.08)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.08)		(0.17)	(0.19)	(0.18)	(0.18)	(0.19)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.53		0.94	2.35	5.01	(1.60)	2.33

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	–	–	–	–
Net realized gain on investments	–		(1.85)	(1.33)	(0.92)	(0.80)	(0.57)
Quarterly distributions *	(0.63)		–	–	–	–	–

Total distributions to Common Stockholders	(0.63)		(1.85)	(1.33)	(0.92)	(0.80)	(0.57)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)		0.00	(0.01)	(0.04)	(0.04)	(0.07)
Effect of Preferred Stock offering	–		–	–	(0.11)	–	–

Total capital stock transactions	(0.01)		0.00	(0.01)	(0.15)	(0.04)	(0.07)

NET ASSET VALUE, END OF PERIOD	$14.32		$13.43	$14.34	$13.33	$9.39	$11.83

MARKET VALUE, END OF PERIOD	$14.54		$14.56	$15.24	$12.60	$8.44	$10.50

TOTAL RETURN (a):
Market Value	4.50	% ***	8.90%	33.44%	63.58%	(12.70)%	28.76%
Net Asset Value	11.58	% ***	6.75%	18.69%	55.55%	(13.80)%	23.40%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b, c)	1.67	% **	1.63%	1.62%	1.82%	1.96%	1.78%
Management fee expense (d)	1.52	% **	1.43%	1.43%	1.59%	1.59%	1.57%
Other operating expenses	0.15	% **	0.20%	0.19%	0.23%	0.37%	0.21%
Net investment income (loss)	0.05	% **	(0.27)%	(0.56)%	(0.82)%	(1.23)%	(0.43)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$321,476		$293,719	$290,364	$253,425	$167,571	$200,443
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000		$60,000	$60,000	$60,000	$40,000	$40,000
Portfolio Turnover Rate	16%		46%	32%	26%	39%	27%
PREFERRED STOCK:
Total shares outstanding	2,400,000		2,400,000	2,400,000	2,400,000	1,600,000	1,600,000
Asset coverage per share	$158.95		$147.38	$145.98	$130.59	$129.73	$150.28
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
6.00% Cumulative	$23.97		$24.97	$24.66	$25.37	–	–
7.75% Cumulative	–		–	–	$25.70	$25.91	$25.30

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.41%, 1.35%, 1.32%, 1.49%, 1.62% and 1.46% for the periods ended June 30, 2006 and December 31, 2005, 2004, 2003, 2002 and 2001, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92%, 2.04% and 1.81% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of Management fee expenses are based on average net assets applicable to Common Stockholders over an annualized six-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 43

ROYCE MICRO-CAP TRUST

Notes to Financial Statements (Unaudited)

Summary of Significant Accounting Policies:
       Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
       Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Investment Transactions and Related Investment Income:
       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
       The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
       The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Taxes:
       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
       The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
       The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
       The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

44 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

ROYCE MICRO-CAP TRUST

Notes to Financial Statements (Unaudited) (continued)

Capital Stock:
       The Fund issued 587,476 and 1,625,665 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.
       At June 30, 2006, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
       The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
       As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

       The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
       Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
       For the six rolling 36-month periods ending June 2006, the investment performance of the Fund exceeded the investment performance of the Russell 2000 by 18% to 29%. Accordingly, the investment advisory fee consisted of a Basic Fee of $1,628,619 and an upward adjustment of $814,310 for performance of the Fund above that of the Russell 2000. For the six months ended June 30, 2006, the Fund accrued and paid Royce advisory fees totaling $2,442,929.

Purchases and Sales of Investment Securities:
       For the six months ended June 30, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $52,230,448 and $77,416,882, respectively.

Transactions in Shares of Affiliated Companies:
       An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2006:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	Gain (Loss)	Income	6/30/06	6/30/06

Abigail Adams National Bancorp	244,400	$3,421,624	–	$1,120,000	$(208,963)	$52,350	174,400	$2,441,600

		$3,421,624			$(208,963)	$52,350		$2,441,600

2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 45

ROYCE FOCUS TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

COMMON STOCK – 81.2%			Metal Fabrication and Distribution - 13.6%
			Harris Steel Group	150,000	$3,796,023
Consumer Products – 6.1%			IPSCO	60,000	5,741,400
Apparel and Shoes - 1.3%			Metal Management	120,000	3,674,400
Timberland Company Cl. A a	75,000	$1,957,500	Reliance Steel & Aluminum	50,000	4,147,500
			Schnitzer Steel Industries Cl. A	100,000	3,548,000
Sports and Recreation - 4.8%
Thor Industries	90,000	4,360,500			20,907,323
Winnebago Industries	100,000	3,104,000
			Total (Cost $17,877,031)		36,636,318
		7,464,500
			Industrial Services – 3.6%
Total (Cost $7,013,362)		9,422,000	Commercial Services - 1.0%
			BB Holdings [a]	400,000	1,516,345
Consumer Services – 4.4%
Direct Marketing - 1.9%			Transportation and Logistics - 2.6%
Nu Skin Enterprises Cl. A	200,000	2,970,000	Arkansas Best	80,000	4,016,800

Retail Stores - 1.4%			Total (Cost $4,328,352)		5,533,145
†Buckle (The)	50,100	2,097,687
			Natural Resources – 22.9%
Other Consumer Services - 1.1%			Energy Services - 10.3%
Corinthian Colleges [a]	120,000	1,723,200	Ensign Energy Services	170,000	3,493,505
			Input/Output [a,b]	250,000	2,362,500
Total (Cost $6,047,290)		6,790,887	Pason Systems	200,000	2,929,320
			Tesco Corporation [a]	200,000	4,144,000
Financial Intermediaries – 3.4%			Trican Well Service [b]	140,000	2,796,739
Banking - 0.9%
†Endeavour Mining Capital	195,400	1,377,585			15,726,064

Securities Brokers - 2.5%			Precious Metals and Mining - 12.6%
†Knight Capital Group Cl. A a, b	250,000	3,807,500	Gammon Lake Resources [a]	100,000	1,379,000
			Glamis Gold [a]	100,000	3,786,000
Total (Cost $5,288,616)		5,185,085	†International Coal Group [a,b]	310,000	2,228,900
			Ivanhoe Mines [a,b]	400,000	2,728,000
Financial Services – 3.1%			Meridian Gold [a,b]	100,000	3,168,000
Information and Processing - 2.1%			Pan American Silver [a,b]	140,000	2,518,600
eFunds Corporation [a,b]	150,000	3,307,500	Silver Standard Resources [a,b]	180,000	3,600,000

Investment Management - 1.0%					19,408,500
GAMCO Investors Cl. A	41,500	1,525,540
			Total (Cost $19,436,521)		35,134,564
Total (Cost $3,678,413)		4,833,040
			Technology – 8.0%
Health – 5.9%			Internet Software and Services - 2.4%
Drugs and Biotech - 4.7%			RealNetworks [a,b]	350,000	3,745,000
Endo Pharmaceuticals Holdings [a]	150,000	4,947,000
Lexicon Genetics [a,b]	400,000	1,756,000	IT Services - 0.8%
Orchid Cellmark [a]	150,000	418,500	Syntel	60,000	1,227,600

		7,121,500	Software - 2.7%
			ManTech International Cl. A a, b	100,000	3,086,000
Medical Products and Devices - 1.2%			PLATO Learning [a,b]	160,000	995,200
Caliper Life Sciences [a]	200,000	998,000
Possis Medical [a,b]	100,000	881,000			4,081,200

		1,879,000	Telecommunications - 2.1%
			Foundry Networks [a]	300,000	3,198,000
Total (Cost $8,234,381)		9,000,500
			Total (Cost $8,911,099)		12,251,800
Industrial Products – 23.8%
Building Systems and Components - 2.8%			TOTAL COMMON STOCKS
Simpson Manufacturing	120,000	4,326,000	(Cost $80,815,065)		124,787,339

Construction Materials - 2.6%
Florida Rock Industries	80,000	3,973,600

Machinery - 4.8%
Lincoln Electric Holdings	75,000	4,698,750
Woodward Governor Company	89,500	2,730,645

		7,429,395

46 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2006 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE		VALUE

CORPORATE BONDS – 3.9%			REPURCHASE AGREEMENT – 18.3%
Athena Neurosciences Finance 7.25%			State Street Bank & Trust Company,
Senior Note due 2/21/08	$6,000,000	$5,955,000	5.10% dated 6/30/06, due 7/3/06,
			maturity value $28,156,962 (collateralized
TOTAL CORPORATE BONDS			by obligations of various U.S. Government
(Cost $5,629,442)		5,955,000	Agencies, valued at $28,850,025)
			(Cost $28,145,000)	$28,145,000
GOVERNMENT BONDS – 7.5%
(Principal Amount shown			COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.5%
in local currency.)			Money Market Funds
Canadian Government Bond			State Street Navigator Securities Lending
3.00% due 6/1/07	6,150,000	5,437,927	Prime Portfolio (7 day yield-5.0651%)
New Zealand Government Bond			(Cost $5,412,175)	5,412,175
6.00% due 7/18/08	10,000,000	6,043,962
			TOTAL INVESTMENTS – 120.6%
TOTAL GOVERNMENT BONDS			(Cost $141,750,285)	185,411,483
(Cost $11,357,318)		11,481,889
			LIABILITIES LESS CASH AND OTHER ASSETS – (4.3)%	(6,666,366)

U.S. TREASURY OBLIGATIONS – 6.2%			PREFERRED STOCK – (16.3)%	(25,000,000)
U.S. Treasury Notes
Treasury Inflation Index Protection			NET ASSETS APPLICABLE TO
Security 2.00% due 7/15/14	10,000,000	9,630,080	COMMON STOCKHOLDERS – 100.0%	$153,745,117

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $10,391,285)		9,630,080

[a]	Non-income producing.
[b]	A portion of these securities were on loan at June 30, 2006.
†	New additions in 2006.

Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2006 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $142,040,342. At June 30, 2006 net unrealized appreciation for all securities was $43,371,141, consisting of aggregate gross unrealized appreciation of $47,365,270 and aggregate gross unrealized depreciation of $3,994,129. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 47

ROYCE FOCUS TRUST	JUNE 30, 2006 (Unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities) *	$157,266,483
Repurchase agreement (at cost and value)	28,145,000
Cash	20,754
Receivable for dividends and interest	501,305
Prepaid expenses	12,605

Total Assets	185,946,147

LIABILITIES:
Payable for collateral on loaned securities	5,412,175
Payable for investments purchased	1,542,059
Payable for investment advisory fee	143,366
Preferred dividends accrued but not yet declared	33,333
Accrued expenses	70,097

Total Liabilities	7,201,030

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$153,745,117

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 14,929,414 shares outstanding (100,000,000 shares authorized)	$94,890,325
Undistributed net investment income (loss)	511,590
Accumulated net realized gain (loss) on investments	19,002,907
Net unrealized appreciation (depreciation) on investments	43,661,198
Quarterly and accrued distributions	(4,320,903)

Net Assets applicable to Common Stockholders (net asset value per share -$10.30)	$153,745,117

*Investments at identified cost (including $5,412,175 of collateral on loaned securities)	$113,605,285

Market value of loaned securities	$5,299,032

48 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST	SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Interest	$1,297,273
Dividends	298,117
Securities lending	12,132

Total income	1,607,522

Expenses:
Investment advisory fees	892,864
Stockholder reports	37,934
Custody and transfer agent fees	37,294
Professional fees	14,294
Directors’ fees	10,938
Administrative and office facilities expenses	6,780
Other expenses	40,727

Total expenses	1,040,831
Compensating balance credits	(738)

Net expenses	1,040,093

Net investment income (loss)	567,429

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	15,168,081
Net change in unrealized appreciation (depreciation) on investments	(3,468,818)

Net realized and unrealized gain (loss) on investments	11,699,263

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	12,266,692

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(750,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$11,516,692

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 49

ROYCE FOCUS TRUST

Statement of Changes in Net Assets

	Six months ended 6/30/06 (unaudited)	Year ended 12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$567,429	$743,582
Net realized gain (loss) on investments	15,168,081	19,164,839
Net change in unrealized appreciation (depreciation) on investments	(3,468,818)	1,922,287

Net increase (decrease) in net assets resulting from investment operations	12,266,692	21,830,708

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(80,100)
Net realized gain on investments	–	(1,419,900)
Quarterly distributions *	(750,000)	–

Total distributions to Preferred Stockholders	(750,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	11,516,692	20,330,708

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(853,787)
Net realized gain on investments	–	(15,134,720)
Quarterly distributions *	(3,537,570)	–

Total distributions to Common Stockholders	(3,537,570)	(15,988,507)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	2,522,253	11,288,577
Net proceeds from rights offering	–	21,760,372

Total capital stock transactions	2,522,253	33,048,949

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	10,501,375	37,391,150

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	143,243,742	105,852,592

End of period (including undistributed net investment income (loss) of $511,590 at 6/30/06 and $(55,839) at 12/31/05)	$153,745,117	$143,243,742

*To be allocated to net investment income and capital gains at year end.

50 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2006
	(unaudited)		2005	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$9.76		$9.75	$9.00	$6.27	$7.28	$6.77

INVESTMENT OPERATIONS:
Net investment income (loss)	0.04		0.06	0.02	0.08	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	0.79		1.44	2.63	3.57	(0.74)	0.79

Total investment operations	0.83		1.50	2.65	3.65	(0.75)	0.84

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.01)	(0.00)	(0.02)	(0.03)	(0.04)
Net realized gain on investments	–		(0.11)	(0.15)	(0.14)	(0.13)	(0.13)
Quarterly distributions *	(0.05)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.05)		(0.12)	(0.15)	(0.16)	(0.16)	(0.17)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	0.78		1.38	2.50	3.49	(0.91)	0.67

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.06)	(0.02)	(0.06)	(0.02)	(0.03)
Net realized gain on investments	–		(1.15)	(1.72)	(0.56)	(0.07)	(0.11)
Quarterly distributions *	(0.24)		–	–	–	–	–

Total distributions to Common Stockholders	(0.24)		(1.21)	(1.74)	(0.62)	(0.09)	(0.14)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)		(0.03)	(0.01)	(0.03)	(0.01)	(0.02)
Effect of rights offering and Preferred Stock offering	–		(0.13)	–	(0.11)	–	–

Total capital stock transactions	(0.00)		(0.16)	(0.01)	(0.14)	(0.01)	(0.02)

NET ASSET VALUE, END OF PERIOD	$10.30		$9.76	$9.75	$9.00	$6.27	$7.28

MARKET VALUE, END OF PERIOD	$10.29		$9.53	$10.47	$8.48	$5.56	$6.65

TOTAL RETURN (a):
Market Value	10.62	% ***	3.03%	47.26%	63.98%	(15.06)%	19.65%
Net Asset Value	8.11	% ***	13.31%	29.21%	54.33%	(12.50)%	10.04%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses ( b, c)	1.35	% **	1.48%	1.53%	1.57%	1.88%	1.47%
Management fee expense	1.16	% **	1.21%	1.27%	1.14%	1.13%	1.11%
Other operating expenses	0.19	% **	0.27%	0.26%	0.43%	0.75%	0.36%
Net investment income (loss)	0.74	% **	0.63%	0.24%	1.07%	(0.16)%	0.70%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$153,745		$143,244	$105,853	$87,012	$57,956	$66,654
Liquidation Value of Preferred Stock, End of Period (in thousands)	$25,000		$25,000	$25,000	$25,000	$20,000	$20,000
Portfolio Turnover Rate	17%		42%	52%	49%	61%	54%
PREFERRED STOCK:
Total shares outstanding	1,000,000		1,000,000	1,000,000	1,000,000	800,000	800,000
Asset coverage per share	$178.75		$168.24	$130.85	$112.01	$97.44	$108.32
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.74		$25.38	$24.83	$25.45	–	–
7.45% Cumulative	–		–	–	$25.53	$25.64	$25.09

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.16%, 1.22%, 1.21%, 1.20%, 1.43% and 1.11% for the periods ended June 30, 2006 and December 31, 2005, 2004, 2003, 2002 and 2001, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73%, 2.06% and 1.69% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(d)	The average of month-end market values during the period that the Preferred Stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 SEMIANNUAL REPORT TO STOCKHOLDERS | 51

ROYCE FOCUS TRUST

Notes to Financial Statements (Unaudited)

Summary of Significant Accounting Policies:	Taxes:
     Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

52 | 2006 SEMIANNUAL REPORT TO STOCKHOLDERS

ROYCE FOCUS TRUST

Notes to Financial Statements (Unaudited) (continued)

Capital Stock:
    The Fund issued 254,747 and 1,191,399 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.
    On June 10, 2005, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 5 rights held by stockholders of record on May 6, 2005. The rights offering was fully subscribed, resulting in the issuance of 2,627,397 common shares at a price of $8.34, and proceeds of $21,912,491 to the Fund prior to the deduction of expenses of $152,119. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.13 per share as a result of the issuance.
    At June 30, 2006, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2006, the Fund accrued and paid Royce advisory fees totaling $892,864.

Purchases and Sales of Investment Securities:
    For the six months ended June 30, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $25,496,847 and $36,628,988, respectively.

2006 SEMIANNUAL REPORT TO STOCKHOLDERS  |  53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     At meetings held on June 7-8, 2006, each of the Funds’ respective Board of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each of the Funds with other funds in their “peer group”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as brokerage commissions paid to R&A affiliates, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The directors also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the directors dealt with each agreement separately. Among other factors, the directors considered the following:
     The nature, extent and quality of services provided by R&A: The directors considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing both the Funds and open-end mutual funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by its voluntary fee waiver policy on preferred stock assets in certain circumstances where the Fund’s total return performance from the issuance of the preferred does not exceed the coupon rate on the preferred, and expansive shareholder reporting and communications. The directors reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The directors determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the directors noted R&A’s ability to attract quality and experienced personnel. The directors concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the directors believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the directors have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. Using Morningstar data, Royce Value Trust’s Sharpe Ratio placed in the 2nd quartile for all funds within the small blend category assigned by Morningstar for the three- and five-year periods ended December 31, 2005. Similarly, Royce Micro-Cap Trust’s Sharpe Ratio placed it in the 2nd quartile among funds within the small blend category assigned by Morningstar for the three- and five-year periods. Finally, Royce Focus Trust’s Sharpe Ratio placed it in the top quartile among all funds within the small blend category assigned by Morningstar for the three- and five-year periods. The directors noted that each of the Funds invest in small-cap and micro-cap issuers, and that each had

54  |  2006 SEMIANNUAL REPORT TO STOCKHOLDERS

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

outperformed the Russell 2000 Index over three- and five-year periods ended 12/31/05. Although the directors recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The directors considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The directors concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The directors considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The directors noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The directors concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The directors reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The directors noted that, in the case of Royce Value Trust, the 1.00% basic fee is subject to adjustment up or down (up to 50 bps in either direction) based on the Fund’s performance versus the S&P 600 SmallCap Index over a rolling period of sixty months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The directors determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage the Fund for the benefit of its long-term stockholders. The directors noted that R&A had also agreed to waive its management fee on Fund assets in an amount equal to the liquidation preference of the Fund’s outstanding preferred stock if the Fund’s total return from issuance of the preferred on such amount is less than the preferred’s coupon rate. The directors also noted that the fee arrangement, which also includes a provision for no fee in periods where the Fund’s performance is negative, requires R&A to measure the Fund’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance.
     In the case of Royce Micro-Cap Trust, the directors noted that the Fund had a 1.00% basic fee subject to adjustment up or down (up to 50 bps in either direction) based on the Fund’s performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The directors determined that the performance adjustment feature continued to serve as an incentive to R&A to manage the Fund for the benefit of its long-term stockholders. The directors also noted R&A’s voluntary waiver of its fee on the liquidation value of the outstanding preferred stock in circumstances where the Fund’s total return performance from the issuance of the preferred is less than the coupon rate on the preferred for each month during the year.
     Finally, in the case of Royce Focus Trust, the directors noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place in the 2nd quartile of its Morningstar peer group. The directors also noted that R&A had agreed to waive its management fee on the liquidation value of the outstanding preferred stock if the Fund’s total return from the issuance of the preferred is less than its coupon rate.
     The directors also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to those other accounts.
     After the non-interested directors deliberated in executive session, the entire Board, including all the non-interested directors, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

2006 SEMIANNUAL REPORT TO STOCKHOLDERS  |  55

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

     The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of mid-, small- and micro-cap companies, that may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
     Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 are unmanaged indices of domestic common stocks. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Frank Russell and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 300,000 shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2006. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Proxy Voting
     A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
     The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

56  |  2006 SEMIANNUAL REPORT TO STOCKHOLDERS

POSTSCRIPT

Party People

For members of our investment staff, conversations at parties or other social gatherings usually follow a familiar pattern. Introductions are made, pleasantries are exchanged and soon the talk circles around to what people do for a living. When one of our staff says, “Investment management” or “Mutual funds,” the responses generally include inquiries about which firm we work for or what sort of investments we make.
     Occasionally, when we mention that we manage money for The Royce Funds, people recognize the name—some even know that we’re a small-cap value shop or mention Chuck’s ubiquitous bow ties. Often, though, a few seconds of awkward silence ensues, followed by a quick nod and an attempt at reassurance, as if we’d be crestfallen that someone might not be familiar with one of the hundreds of mutual fund companies that exist today. To puncture the silence, they’ll say something like, “Oh sure, Royce... yes, of course... no, I’ve heard of you, definitely... great company... really terrific... I think my niece owns one of your, uh, funds.” At this, we usually smile politely, nod and reach for the shrimp.
     More recently, however, we were taken aback at a question from a fellow guest who was familiar with the firm: “Why do you people have so many funds if all you do is small-cap value investing?” To be honest, we seldom thought much about this, and at first we were a bit defensive. We wondered—not aloud, fortunately—if managers at Fidelity or Vanguard get these kinds of questions? Are fund managers whose firms offer multiple large-cap or fixed income portfolios ever buttonholed at parties and asked to justify the existence of half their product offerings? Didn’t the person asking this question know that small-cap represents the largest domestic equity class in the U.S., with more than 8,000 publicly traded companies totaling more than $2.7 trillion in total market capitalization?
     But we stopped ourselves before slipping into a lecture on the wondrous variety of our chosen asset class. Taking a deep breath, we relaxed as soon as we realized that it wasn’t facts such as those mentioned above that we were battling; it was the perception that if you do one thing well, there must be only one way to do it. The truth is a little more complicated, and more difficult to explain in the language of light chatter that animates a party.
     We have always thought of small-cap value investing as an approach that encompasses a range of possible styles. Our opportunity to see this theory work in practice came in the late ’90s. Whitney George began to manage portfolios on his own just before Buzz Zaino and Charlie Dreifus joined us early in 1998. Each of their approaches has important differences and similarities to the one Chuck Royce has been refining since 1972. The same holds true for the rest of the talented group of portfolio managers and analysts who work with us today. Each of them brings something unique to the portfolio process, while sharing our overall goal of finding high-quality, undervalued small companies.
     Equally important is the enormous expansion in the number of small-cap companies available for potential investment over the last two decades. In 20 years, the number of companies has nearly doubled and the total market capitalization has increased by more than seven times: At the end of 1985, there were 4,781 companies with market caps less than $500 million (the commonly accepted definition of small-cap at the time) representing $348.7 billion in total market capitalization (Source: FactSet). We have introduced newer portfolios over the last 10 years in response to this extraordinary growth. The rapid expansion of small-cap has allowed us to bring out these new offerings.

Now maybe we can get back to cordial introductions, vacation talk and hors d’oeuvres.

THIS PAGE IS NOT PART OF THE 2006 REPORT TO STOCKHOLDERS

The RoyceFunds

Wealth Of Experience
With approximately $25.1 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $111 million invested in The Royce Funds.

General Information Additional Report Copies and Fund Inquiries (800) 221-4268 Computershare Transfer Agent and Registrar (800) 426-5523	Broker/Dealer Services For Fund Materials and Performance Updates, (800) 59-ROYCE (597-6923) Advisor Services For Fund Materials, Performance Updates or Account Inquiries (800) 33-ROYCE (337-6923)

www.roycefunds.com

CE-REP-0606

Item 2: Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants – Not applicable to this semi-annual report.

Item 6: Schedule of Investments – See Item 1.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable to this semi-annual report.

Item 8: Portfolio Managers of Closed-End Management Investment Companies – Not applicable to this semi-annual report.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders – None.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.

(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.	ROYCE VALUE TRUST, INC.

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 28, 2006		Date: August 28, 2006